                                                                 EXHIBIT 10.30

REF 67X                                                                                                                       67X
 _________________________________________________________________________________________________________________________________
|                                                                                                           |   1.                |
|                             AWARD/CONTRACT                                                                |   PAGE 1   OF  21   |
|___________________________________________________________________________________________________________|____________________ |
|                                 |                    |                                              |                           |
| 2. PROC INSTRUMENT ID NO. (PIIN)| 3. EFFECTIVE DATE  | 4. REQUISITION/PURCHASE REQUEST/PROJECT NO.  | 5. CERTIFIED FOR NATIONAL |
|                                 |                    |                                              | DEFENSE                   |
|      F19628-96-C-0151           | MAILIING           |                                              | UNDER BDC    DO-A7        |
|                                 | DATE JULY 31, 1991 |                                              | REG 2/DMS REG 1 RATING    |
|_________________________________|____________________|______________________________________________|___________________________|
|                                                              |                                                                  |
| 6. ISSUED BY                       CODE    FQ7620            |  7. ADMINISTERED BY                             CODE   S0514A    |
|                                                              |                                                                  |
| Electronic Systems Division                                  |  DCMAO San Diego                                                 |
| Air Force Systems Command, USAF                              |  7675 Dagget St., Suite 200                                      |
| Hanscom AFB, MA 01731-5320                                   |  San Diego, CA 92111-2241                                        |
|                                                              |                                                                  |
|                                                              |                                                                  |
| BUYER: IRIS M. DURDEN, ESD/PKRD                              |                                                                  |
|    (617) 377-4041                                            |                         PAS: NONE                                |
|______________________________________________________________|_________________________________________________________________ |
|                                                                       |                                                         |
| 8.  CONTRACTOR               CODE  47358     FACILITY                 | 9. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE           |
|     NAME AND ADDRESS                         CODE                     |    SPECIFIED) TO ADDRESS SHOWN IN                       |
|                                                                       |                                                         |
| Viasat Incorporated                            IF"9" FOR              |_________________________________________________________|
| 6120 Paseo Del Norte, J2                       MULTIPLE               |                                                         |
| (San Diego County)                             FACILITIES             | 10. DISCOUNT FOR PROMPT PAYMENT                         |
| Carlsbad, CA 92009-1118                        SEE SECT "G"           |                                       NET               |
|                                                                       |  1          %         DAYS                      DAYS    |
|                                                                       | ST                                                      |
|                                                                       |                                       OTHER             |
|                                                                       |  2          %         DAYS                      IF"9"   |
|                                                                       | ND                                              SEE     |
|                                                                       |                                                 SECT    |
|                                                                       |  3          %         DAYS                      "B"     |
|                                                                       | RD                                                      |
|_______________________________________________________________________|_________________________________________________________|
|                                  |                           |                                                                  |
| 11. AUTHORIZED RATE              | 12. CONTRACT PERCENT FEE  | 13. PAYMENT WILL BE MADE BY                                      |
|     A. PROGRESS PAY  B. RECOUP   |                           |                                                      IF "9" FOR  |
|        90.00   %     90.00  %    |            %              |                                  CODE SC 1002          MULTIPLE  |
|_________________________________ |__________________________ |                                                      DISBURSING  |
|                                       |                      | DFAS-CO/EL Sequndo                                      OFFICES, |
| 14. PURCHASE OFFICE POINT OF CONTACT  | 15. SVC/AGENCY USE   | P.O. Box 182351                                     SEE SECT "G" |
|       H89/H89/HDP                     |                      | Columbus, OH 43218-2351                                          |
|_______________________________________|______________________|                                                                  |
|                         |                                    |                                                                  |
| 16. TYPE CONTRACTOR     | 17. SECURITY                       |                                                                  |
|          B              |  A. CLASS   B. DATE OF DD 254      |                                                                  |
|                         |      U                             |                                                                  |
|_________________________|____________________________________|__________________________________________________________________|
|                                                            |                 |                 |           |                    |
| 18. CONTRACT ADMINISTRATION DATA                           | 19. (RESERVED)  | 20. DATE SIGNED | 21. SURV  | 22. TOTAL AMOUNT   |
|        B. CONTRACT                                E. CONT  |                 |                 |     CRIT  |                    |
| A. FAST            C. ABSTRACT RECIP  D. SPL CONT   ADMIN  |                 |                 |           | FIRM FIXED PRICE   |
| PAY (1)KIND  (2)TYPE    ADP POINT     PROVISIONS  FUNC LMT |                 |                 |           |                    |
|        2       J                                           |                 |                 |      C    |      $49,061.00    |
|____________________________________________________________|_________________|_________________|___________|____________________|
|                                                                                                                                 |
| 23. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION                                  AMOUNT OBLIGATED:$49,061.00       |
|                              ___                                                 ___                                            |
|                             |___| PURSUANT TO 10 USC 2304(C): (        ) :      |___| 41 USC 253(C)  (        )                 |
|_________________________________________________________________________________________________________________________________|
|                                                                                                                                 |
| 24.                   TABLE OF CONTENTS (The following sections marked "X" are contained in the contract)                       |
|_________________________________________________________________________________________________________________________________|
|     |      |                                        |         |      |      |                                         |         |
| (X) |  SEC |           DESCRIPTION                  | PAGE(S) | (X)  |  SEC |           DESCRIPTION                   | PAGE(S) |
|_____|______|________________________________________|_________|______|______|_________________________________________|_________|
|                                                               |                                                                 |
|                PART I - THE SCHEDULE                          |                   PART II - CONTRACT CLAUSES                    |
|_______________________________________________________________|_________________________________________________________________|
|     |      |                                         |        |      |      |                                          |        |
|  X  |  A   | SOLICITATION/CONTRACT FORM              |   1    |   X  |   I  |  CONTRACT CLAUSES                        |   13   |
|_____|______|_________________________________________|________|______|______|__________________________________________|________|
|     |      |                                         |        |                                                                 |
|  X  |  B   | SUPPLIES OR SERVICES AND PRICES/COSTS   |   2    |  PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH        |
|_____|______|_________________________________________|________|_________________________________________________________________|
|     |      |                                         |        |      |      |                                           |       |
|  X  |  C   | DESCRIPTION/SPECS/WORK STATEMENT        |   4    |   X  |   J  |  LIST OF ATTACHMENTS                      |  21   |
|_____|______|_________________________________________|________|______|______|___________________________________________|_______|
|     |      |                                         |        |                                                                 |
|  X  |  D   | PACKAGING AND MARKING                   |   5    |  PART IV - REPRESENTATIONS AND INSTRUCTIONS                     |
|_____|______|_________________________________________|________|_________________________________________________________________|
|     |      |                                         |        |      |      |                                           |       |
|  X  |  E   | INSPECTION AND ACCEPTANCE               |   6    |      |      |                                           |       |
|_____|______|_________________________________________|________|      |   K  |  REPRESENTATIONS, CERTIFICATIONS AND      |       |
|     |      |                                         |        |      |      |  OTHER STATEMENTS OF OFFERORS             |       |
|  X  |  F   | DELIVERIES OR PERFORMANCE               |   7    |      |      |                                           |       |
|_____|______|_________________________________________|________|______|______|___________________________________________|_______|
|     |      |                                         |        |      |      |                                           |       |
|  X  |  G   | CONTRACT ADMINISTRATION DATA            |   8    |      |   L  |  INSTRS., CONDS., AND NOTICES TO OFFER    |       |
|_____|______|_________________________________________|________|______|______|___________________________________________|_______|
|     |      |                                         |        |      |      |                                           |       |
|  X  |  H   | SPECIAL CONTRACT REQUIREMENTS           |  10    |      |   M  |  EVALUATION FACTORS FOR AWARD             |       |
|_____|______|_________________________________________|________|______|______|___________________________________________|_______|
|     |      |                                         |        |      |      |                                           |       |
|_____|______|________________________________________ |________|______|______|___________________________________________|______ |
|     |      |                                         |        |      |      |                                           |       |
|     |      |                                         |        |      |      |                                           |       |
|_____|______|________________________________________ |________|______|______|___________________________________________|______ |
|                                                                                                                                 |
|                                CONTRACTING OFFICER WILL COMPLETE BLOCK 25 OR 29, AS APPLICABLE                                  |
|_________________________________________________________________________________________________________________________________|
|       ___                                                            |      ___                                                 |
| 25.  |_X_| CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required | 29. |___| AWARD (Contractor is not required to sign this |
| to sign this document and return 1 copies to issuing office.)        | document.)                                               |
| Contractor agrees to furnish and deliver all items or perform all    | Your offer on Solicitation Number______________________  |
| the services set forth or otherwise identified herein for the        |  ________________________, including the additions or    |
| consideration stated herein. The rights and obligations of the       |  changes made by you which additions or changes are set  |
| parties to this contract shall be subject to and governed by the     |  forth in full above, is hereby accepted as to the items |
| following documents: (a) this award/contract, (b) the solicitation,  |  listed herein. This award consummates the contract      |
| if any, (c) such provisions, representations, certifications, and    |  which consists of the following documents (a) the       |
| specifications, as are attached or incorporated by reference herein. |  Government's solicitation and your offer, and (b) this  |
| (Attachments are listed herein.)                                     |  award/contract. No further contractual document is      |
|                                                                      |  necessary.                                              |
|______________________________________________________________________|__________________________________________________________|
|                                                                      |                                                          |
| 26. CONTRACTOR                                                       | 30. UNITED STATES OF AMERICA                             |
|                                                                      |                                                          |
| BY  /s/  Gregory D. Monahan                                          | BY  /s/  Iris M. Durden                                  |
|   _______________________________________________________________    |    ___________________________________________________   |
|   (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                           |         (SIGNATURE OF CONTRACTING OFFICER)               |
|______________________________________________________________________|__________________________________________________________|
|                                                 |                    |                                       |                  |
| 27. NAME AND TITLE OF SIGNER (TYPE OR PRINT)    | 28. DATE SIGNED    | 31. NAME OF CONTRACTING OFFICER       | 32. DATE SIGNED  |
|                                                 |                    |     (TYPE OR PRINT)                   |                  |
| Gregory D. Monahan                              |      7/26/91       |        IRIS M. DURDEN                 |     91 July 30   |
| Vice President, Administration                  |                    |                                       |                  |
|                                                 |      YYMMDD        |                                       |      YYMMDD      |
|_________________________________________________|____________________|_______________________________________|__________________|


70B - PART I, SECTION B OF THE SCHEDULE

                                                                              Quantity          Unit Price
Item No               Supplies/Services                                      Purch Unit      Total Item Amount
-------               -----------------                                      ---------------------------------
0001      Service CLIN                                   sec class: U

                                                                                                 $49,061.00
          desc of services: SBIR PHASE I R&D SERVICES
          completetion date: ASREQ
          acrn: AA
          pr/mipr data: FY7620-91-XRR24

          descriptive data:
          A. Develop a design specification and
          demonstration of a 5Khz UHF DAMA
          Modem that meets the JTC3A specification 9129,
          in accordance with Section C, Description/
          Specifications/Work Statement.
          B. Commencement Date: Date of Contract Award
          (defined as the mailing date of the contract)
          C. Completion Date: 6 MAC (Months after
          Contract Award)
          D. Firm-fixed-price for Line Items 0001 and 0002:
             $49,061.00

0002      Service CLIN                                   sec class: U

                                                                             NSP

          desc of services: SBIR PHASE I R&D DATA
          completetion date: ASREQ
          acrn: AA
          pr/mipr data: FY7620-91-XRR24

          descriptive data:
          A. Delivery of data shall be in accordance with Exhibit A, Contract Data Requirements
          List (CDRL), DD Form 1423, dated 91JUL09.
          Place of delivery is the addressee(s) on the exhibit.
          B. Completion Date: ASREQ
          C. F.O.B. Destination
          D. Not Separately Priced (NSP). Price is included in CLIN 0001.

                                       -2-
                                                               F19628-91-C-0151

70B - PART I, SECTION B OF THE SCHEDULE

                                                                              Quantity          Unit Price
Item No               Supplies/Services                                      Purch Unit      Total Item Amount
-------               -----------------                                      ---------------------------------

  0003     Option Service CLIN                           sec class: U
           noun: SBIR PHASE II, R&D EFFORT

           descriptive data:
           SBIR Phase II, R&D effort. This will be
           unpriced at the time of contract award, but may be priced and negotiated not later than six months after receipt of the Phase II proposal.

  0004     Option Service CLIN                           Sec Class: U
           noun: SBIR PHASE II, R&D DATA

           descriptive data:
           A. Data in support of CLIN 0003.
           B. This item will be unpriced at the time of contract award, but will be priced and negotiated with CLIN 0003. Fixed-price for CLINs 0003 and 0004:
               $TBN (will be negotiated if the Air Force
                    elects to award an SBIR Phase II effort).

                                       -3-
                                                               F19628-91-C-0151

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

1. The Contractor shall furnish the supplies and/or services set forth in Section B as follows:

     Line Item 0001 - Develop a design specification and demonstration of a 5Khz UHF DAMA Modem that meets the JTC3A specification 9129, dated 91JAN10, incorporated herein by reference.

     Line Item 0002 - SBIR Phase I R&D Data in accordance with Exhibit A, DD Form 1423, Contract Data Requirements List (CDRL), dated 91JUL09.

2. ESD FAR Sup Clauses in Full Text

52.215-9518     INCORPORATION OF CONTRACTOR'S TECHNICAL PROPOSAL (JUL 1990)

     (a) Contractor's technical proposal referred to hereinabove is incorporated herein by reference. In the event of conflict between the provisions of the technical proposal and any clause of this contract (including, but not limited to, the Statement of Work), the conflict will be resolved in accordance with the "Order of Precedence" clause. For purposes of the "Order of Precedence" clause, the Contractor's technical proposal will be ranked last. The detailed technical content of the Contractor's proposal was an important factor in the selection of the Contractor for award of this contract. It is agreed, therefore, that in the performance of this contract the Contractor shall not change or otherwise deviate from the content of the technical proposal without prior written approval from the Contracting Officer. If it is necessary for the Contractor to change the performance, design, configuration, or other items specified in the technical proposal in order to comply with the requirements of the Statement of Work, contract clauses, or special contract requirements, the contract shall be amended at the discretion of the Government to reflect the changes at no increase in contract price or extension of the delivery schedule.

     (b) The Government, upon award of this contract, shall have rights in the technical proposal and data as defined in the "Rights in Technical Data and Computer Software" clause and Alternate II incorporated elsewhere in this contract.

                                       -4-
                                                               F19628-91-C-0151

 __________________________________________________________________________________________________________________________________
|                                                                                                             |                    |
|        AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                   |   PAGE 1 OF 16     |
|_____________________________________________________________________________________________________________|____________________|
|                                  |             |                       |                                    |                    |
|  2. PROC INSTRUMENT ID NO (PIIN) |  3. SPIIN   |   4. EFFECTIVE DATE   |   5. REQUISITION/PURCHASE REQUEST  |  6. BDC/DMS RATING |
|                                  |             |                       |   PROJECT NO.                      |                    |
|  F19628-91-C-0151                |  P00001     |   MAILING DATE        |                                    |                    |
|__________________________________|_____________|_______________________|____________________________________|____________________|
|                                                           |                                                                      |
|  7. ISSUED BY                                             |   8. ADMINISTERED BY (IF OTHER THAN BLOCK 7)                         |
|                                        CODE FQ7620        |                                                       CODE S0514A    |
|  ELECTRONIC SYSTEMS CENTER, PKR                           |   DCMAO, SAN DIEGO                                                   |
|  AIR FORCE MATERIEL COMMAND, USAF                         |   7675 DAGGET ST., SUITE 200                                         |
|  HANSCOM AFB, MA 01731-5000                               |   SAN DIEGO, CA 92111-2241                                           |
|                                                           |                                                                      |
|                                                           |                                                                      |
|  Buyer:   LISA A. MAILLE, ESC/PKRD                        |                                                                      |
|  Tel:     (617) 377-4018                                  |                                                                      |
|___________________________________________________________|______________________________________________________________________|
|                                                                                             |                                    |
|  9. CONTRACTOR                                                FACILITY CODE                 |  10. SECURITY CLASS                |
|  NAME AND ADDRESS                      CODE 47358                                           |            U                       |
|                                                                                             |____________________________________|
|                                                                                             |                                    |
|                                                                                             |  11. DISCOUNT FOR PROMPT PAYMENT   |
|                                                                                             |                        NET DAYS    |
|                                                                                             |  1                                 |
|  VIASAT, INC.                                                                               |  ST           %      DAYS          |
|  6120 PASEO DEL NORTE, J2                                                                   |                                    |
|  CARLSBAD, CA 92009-1118                                                                    |  2                        OTHER    |
|                                                                                             |  ND           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  3                                 |
|                                                                                             |  RD           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  ________________________________  |
|                                                                                             |                                    |
|                                                                                             |   12. PURCHASE OFFICE POINT OF     |
|                                                                                             |   CONTACT  HRC/H89/HRC             |
|_____________________________________________________________________________________________|____________________________________|
|                                                                                                                                  |
|  13. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITAITONS                                                                      |
|   _____                                                                           _____                  _____                   |
|  |     |  The above numbered solicitation is amended as set forth in block 17.   |     |  is extended   |     |  is not extended |
|  |_____|  The hour and date specified for receipt of Offers                      |_____|                |_____|                  |
|                                                                                                                                  |
|  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation, or as amended by    |
|  one of the following methods                                                                                                    |
|                                                                                                                                  |
|  (a) By signing and returning _______ copies of this amendment, (b) By acknowledging receipt of this amendment on each copy of   |
|  the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.|
|  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN          |
|  REJECTION OF YOUR OFFER if by virtue of this amendment you desire to change an offer already submitted, such change may be made |
|  by telegram or letter provided such telegram or letter makes reference to the solicitation and this amendment, and is received  |
|  prior to the opening hour and date specified.                                                                                   |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  14. THIS BLOCK APPLIED ONLY TO MODIFICATION OF CONTRACTS                                                                        |
|   _____                                                                                                                          |
|  |     |  THIS CHANGE IS ISSUED PURSUANT TO ___________________________________                                                  |
|  |_____|  THE CHANGES SET FORTH HEREIN ARE MADE TO THE ABOVE NUMBERED CONTRACT/ORDER                                             |
|   _____                                                                                                                          |
|  |     |  THE ABOVE NUMBERED CONTRACT IS MODIFIED TO REFLECT THE ADMINISTATIVE CHANGES (SUCH AS CHANGES                          |
|  |_____|  IN PAYING OFFICE, APPROPRIATION DATA, ETC.) SET FORTH HEREIN.                                                          |
|   _____                                                                                                                          |
|  |  X  |  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF  THE "CHANGES CLAUSE"                             |
|  |_____|  IT MODIFIES THE ABOVE NUMBERED CONTRACT AS SET FORTH HEREIN.   10 U.S.C. 2304(b)(1), P.L. 97-219, & P.L. 99-943        |
|   _____                                                                                                                          |
|  |     |  THIS MODIFICATION IS ISSUED PURSUANT TO _____________________________                                                  |
|  |_____|                                                                                                                         |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  15. CONTRACT ADMINISTRATION DATA                                                   AMOUNT OBLIGATED: $1,361,428.                |
|                                                                                                                                  |
|  A. KIND  B. MOD ABST     C. DATE OF SIGNATURE  D. CHANGE IN CONTRACT AMO  E. LOSING PO/CAD  F. GAINING PO/CAD  G. SVC/AGENCY US |
|  OF MOD   RECIPIENT ADP P    MODIFICATION       INCREASE (+) DECREASE (-)     ON TRANSFER       ON TRANSFER                      |
|  C                                                    $1,361,428.00 +                                                            |
|                                                                                                                                  |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  16. ENTER ANY APPLICABLE CHANGES                                                                                                |
|                                                                                                                                  |
|  A. PAY  B. EFFECTIVE DA  C. CONTRACT      D. TYPE   E. SURV  F. SPL CONTR  G. PAYING OFC  H. DATE SIGNED  I. SECURITY (1)CLASS  |
|  CODE    OF AWARD         (1)TYPE (2)KIND  CONTR     CRIT     PROVISIONS    CODE                           (2) DATE OF DD 254    |
|                                                                                                              S 92AUG19           |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  17. REMARKS (Except as provided herein, all items and conditions of the contract, as heretofore changed, remain unchanged and   |
|  in full force and effect).                                                                                                      |
|                                                                                                                                  |
|  THIS MODIFICATION ADDS SBIR PHASE II (LINE ITEMS 0003, 0004, AND 0005, AND OPTION LINE ITEMS 0006, 0007, 0008, AND 0009) TO     |
|  THE CONTRACT. THE FIRM FIXED PRICE IS INCREASED FROM $49,061 BY $1,361,428 TO $1,410,489. SEE PAGES 2 THROUGH 16.               |
|__________________________________________________________________________________________________________________________________|
|        _____                                           _____                                                                     |
|  18.  |     |   CONTRACTOR/OFFEROR IS NOT REQUIRED    |  X  |   CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN  |
|       |_____|    TO SIGN THIS DOCUMENT                |_____|           1   COPIES TO ISSUING OFFICE.                            |
|__________________________________________________________________________________________________________________________________|
|                                                                 |                                                                |
|  19. CONTRACTOR/OFFEROR(Signature of person authorized to sign) | 22. UNITED STATES OF AMERICA(Signature of Contracting Officer) |
|                                                                 |                                                                |
|  BY    /S/ KENNETH A. GAMACHE                                   | BY    /S/ IRIS M. DURDEN                                       |
|_________________________________________________________________|________________________________________________________________|
|                                               |                 |                                     |                          |
|  20. NAME AND TITLE OF SIGNER                 | 21. DATE SIGNED | 23. NAME OF CONTRACTING OFFICER     |     24. DATE SIGNED      |
|      (Type or print)                          |     92SEP29     |     (Type or print)                 |         92SEP29          |
|      KENNETH A. GAMACHE                       |                 |     IRIS M. DURDEN                  |                          |
|      Manager, Boston Operations               |                 |                                     |                          |
|_______________________________________________|_________________|_____________________________________|__________________________|

 AFSC FORM 702 (COMPUTER GENERATED)

Contract No. F19628-91-C-0151 is modified as follows:

1. AFSC Form 701 (Cover Page of Contract), Block 22, Total Amount -

   Delete: $49,061.00 and substitute the following:

                       SBIR PHASE I (CLINs 0001 and 0002):

                          FIRM FIXED PRICE: $49,061.00

                   SBIR PHASE II (CLINs 0003, 0004, and 0005):

                         FIRM FIXED PRICE: $1,361,428.00

                           TOTAL AMOUNT $1,410,489.00

2. PART I - THE SCHEDULE

   SECTION B

   (a) Line Items 0003 and 0004 are deleted and the following Line Items are substituted:

                                                                        Quantity        Unit Price
Item No         Supplies/Services                                      Purch Unit    Total Item Amount
-------         -----------------                                      -------------------------------
0003     Service CLIN Establish            sec class: U

                                                                                        $1,361,428.00
         desc of services: SBIR PHASE II, R&D SERVICES
         completion date: ASREQ
         acrn: XA
         pr/mipr data: FY762092AVD63 & FY762092XR105
         type contract: J

         descriptive data:
         A.  PERFORM TASKS 1, 2, AND 4 IN ACCORDANCE WITH
             SECTION C.
         B.  COMMENCEMENT DATE: MAILING DATE OF P00001.
         C.  COMPLETION DATE: 21 MONTHS AFTER MAILING
             DATE OF P00001.  SEE SECTION F.
         D.  F.O.B. DESTINATION.
         E.  LINE ITEMS 0003, 0004, AND 0005:
             FIRM FIXED PRICE: $1,361,428.00

F19628-91-C-0151, P00001

70B - PART I, SECTION B OF THE SCHEDULE

                                                                         Quantity          Unit Price
Item No              Supplies/Services                                  Purch Unit     Total Item Amount
-------              -----------------                                  --------------------------------
 0004     Service CLIN Establish               sec class: U
                                                                            NSP

          desc of services: SBIR PHASE II, R&D DATA completion date: ASREQ acrn: XA pr/mipr data: FY762092AVD63 & FY762092XR105 type contract: J

          descriptive data:
          A.  DELIVERY OF DATA IN ACCORDANCE WITH EXHIBIT
              B, CONTRACT DATA REQUIREMENTS LIST.  PLACE OF
              DELIVERY IS THE ADDRESSEE(S) ON THE EXHIBIT.
          B.  COMPLETION DATE: IN ACCORDANCE WITH
              EXHIBIT B.
          C.  F.O.B. DESTINATION.
          D.  NOT SEPARATELY PRICED. PRICE IS INCLUDED
              IN CLIN 0003.

0005      Service CLIN Establish               sec class: U
                                                                            NSP

          desc of services: SBIR PHASE II, R&D COMPUTER SOFTWARE completion date: ASREQ acrn: XA pr/mipr data: FY762092AVD63 & FY762092XR105 type contract: J

          descriptive data:
          A.  DELIVERY OF COMPUTER SOFTWARE IN ACCORDANCE
              WITH EXHIBIT C, CONTRACT DATA REQUIREMENTS LIST.
              PLACE OF DELIVERY IS THE ADDRESSEE(S) ON THE EXHIBIT.
          B.  COMPLETION DATE: IN ACCORDANCE WITH
              EXHIBIT C.
          C.  F.O.B. DESTINATION.
          D.  NOT SEPARATELY PRICED. PRICE IS INCLUDED
              IN CLIN 0003.

0006      Option Service CLIN Establish        sec class: U
          noun: OPTION 1, SBIR PHASE II, R&D SERVICES
          acrn: XA     nsn:
          type contract: J

          descriptive data:
          A.  PERFORM TASK 3 IN ACCORDANCE WITH
              SECTION C.
          B.  COMPLETION DATE: 6 MONTHS AFTER COMPLETION OF CLIN 0003.
              SEE SECTION F.
          C.  LINE ITEMS 0006, 0007, AND 0008:
              FIRM FIXED PRICE: $192,088.00


F19628-91-C-0151-P00001

70B - PART 1, SECTION B OF THE SCHEDULE

                                                                 Quantity         Unit Price
Item No.               Supplies/Services                         Purch Unit    Total Item Amount
--------               -----------------                         -------------------------------
  0007      Option Service CLIN Establish        sec class: U
            noun: OPTION 1, SBIR PHASE II, R&D DATA
            acrn: XA      nsn:
            type contract: J

            descriptive data:
            A.  DELIVERY OF DATA IN ACCORDANCE WITH EXHIBIT
                D, CONTRACT DATA REQUIREMENTS LIST.  PLACE OF
                DELIVERY IS THE ADDRESSEE(S) ON THE EXHIBIT.
            B.  COMPLETION DATE: IN ACCORDANCE WITH
                EXHIBIT D.
            C.  F.O.B. DESTINATION.
            D.  NOT SEPARATELY PRICED. PRICE IS INCLUDED
                IN CLIN 0006.

  0008      Option Service CLIN Establish        sec. class: U
            noun: OPTION 1, SBIR PHASE II, R&D COMPUTER SOFTWARE
            acrn: XA      nsn:
            type contract: J

            descriptive data:
            A.  DELIVERY OF COMPUTER SOFTWARE IN ACCORDANCE
                WITH EXHIBIT E, CONTRACT DATA REQUIREMENTS LIST.
                PLACE OF DELIVERY IS THE ADDRESSEE(S) ON THE EXHIBIT.
            B.  COMPLETION DATE: IN ACCORDANCE WITH
                EXHIBIT E.
            C.  F.O.B. DESTINATION.
            D.  NOT SEPARATELY PRICED. PRICE IS INCLUDED
                IN CLIN 0006.

 0009       Option Service CLIN Establish       sec class: U
            noun: OPTION 2, SBIR PHASE II, R&D SERVICES
            acrn: XA     nsn:
            type contract: J

            descriptive data:
            A.  PERFORM TASK 6 IN ACCORDANCE WITH
                SECTION C.
            B.  COMPLETION DATE: 3 MONTHS AFTER COMPLETION OF CLIN 0003.
                SEE SECTION F.
            C.  LINE ITEM 0009:
                FIRM FIXED PRICE: $174,533.00

2. EXERCISE OF OPTIONS

   a. The Government reserves the right to exercise Options 1 and 2 within 30 days after Government approval of Exhibit B, Data Item No. B004, Test Plan.

   b. The contractor is cautioned that the options may be exercised at the sole discretion of the Government. Therefore, the contractor shall not proceed with the performance of the option(s) until the appropriate exercise of the option(s) has been accomplished, in writing, by the Contracting Officer.


F19628-91-C-0151, P00001

     SECTION C

     The  following Line Items are added:

     Line Item 0003: The contractor will design, build, test, demonstrate, and deliver a 5kHz DAMA Multi-Channel Network Controller with four (4) VM-300 Modem Sets with voice subframing capability in accordance with Tasks 1, 2, and 4 of Viasat's technical proposal entitled, "5 kHz UHF DAMA", dated 26 February 1992, incorporated herein by reference.

     Line Item 0004: SBIR Phase II data in accordance with Exhibit B, Contract Data Requirements List, DD Form 1423, dated 92JULO7.

     Line Item 0005: SBIR Phase II Computer Software in accordance with Exhibit C, Contract Data Requirements List, DD Form 1423, dated 92JULO7.

     Line Item 0006 (OPTION 1): Trellis Coded Modulation capability in accordance with Task 3 of Viasat's technical proposal entitled, "5 kHz UHF DAMA", dated 26 February 1992, incorporated herein by reference.

     Line Item 0007 (OPTION 1): SBIR Phase II data in accordance with Exhibit D, Contract Data Requirements List, DD Form 1423, dated 92JULO7.

     Line Item 0008 (OPTION 1): SBIR Phase II Computer Software in accordance with Exhibit E. Contract Data Requirements List, DD Form 1423, dated 92JUL07.

     Line Item 0009 (OPTION 2): Deliver six (6) additional VM-300 Modem Sets in accordance with Task 6 of Viasat's technical proposal entitled, "5 kHz UHF DAMA", dated 26 February 1992, incorporated herein by reference.

     SECTION D - The following is added:

Packaging and marking for Line Items 0003, 0004, and 0005 will be accomplished in accordance with ASTM-D-3951, "Standard Practices for Commercial Packaging".

Packaging and marking for Line Item 0007, and 0008 (OPTION 1) will be accomplished in accordance with ASTM-D-3951, "Standard Practices for Commercial Packaging".

Packaging and marking for Line Items 0009 (OPTION 2) will be accomplished in accordance with ASTM-D-3951, "Standard Practices for Commercial Packaging".

     SECTION E

1.   Add the following clauses to paragraph A. I.:

     52.246-7 INSPECTION OF RESEARCH AND DEVELOPMENT - FIXED-PRICE (APR 1984)

     52.246-16 RESPONSIBILITY FOR SUPPLIES (APR 1984)



F19628-91-C-0151, P00001

2.   Paragraph B. - Add the following:

     Line Item 0003 - Delivered F.O.B. Destination. Inspection and acceptance will be on a DD Form 250, "Material Inspection and Receiving Report" at DCMAO, San Diego. Delivery will be at ESC/AVD, Hanscom AFB, MA 01731.

     Line Item 0004: In accordance with Exhibit B, Contract Data Requirements List, DD Form 1423, dated 92JUL07.

     Line Item 0005: In accordance with Exhibit C, Contract Data Requirements List, DD Form 1423, dated 92JUL07.

     Line Item 0007 (Option 1): In accordance with Exhibit D, Contract Data Requirements List, DD Form 1423, dated 92JUL07.

     Line Item 0008 (Option 1): In accordance with Exhibit E, Contract Data Requirements List, DD Form 1423, dated 92JUL07.

     Line Item 0009 (Option 2) - Delivered F.O.B. Destination. Inspection and acceptance will be on a DD Form 250, "Material Inspection and Receiving Report" at DCMAO, San Diego. Delivery will be at ESC/AVD, Hanscom AFB, MA 01731.

     SECTION F

     Add the following:

     Line Item 0003: 21 Months After Mailing Date of P00001 (If Option 1 is
                     exercised, the completion date will be 27 Months After Mailing Date of P00001)

     Line Item 0004: In accordance with Exhibit B, Contract Data Requirements
                     List, DD Form 1423, dated 92JULO7.

     Line Item 0005: In accordance with Exhibit C, Contract Data Requirements
                     List, DD Form 1423, dated 92JUL07.

     Line Item 0006 (Option 1): 6 Months after Completion of Line Item 0003.

     Line Item 0007 (Option 1): In accordance with Exhibit D, Contract Data
                                Requirements List, DD Form 1423, dated 92JUL07.

     Line Item 0008 (Option 1): In accordance with Exhibit E, Contract Data
                                Requirements List, DD Form 1423, dated 92JUL07.

     Line Item 0009 (Option 2): 3 Months after Completion of Line Item 0003. (If
                                Option 1 is exercised, the completion date will be 30 Months after Mailing Date of P00001)

F19628-91-C-0151, P00001

 __________________________________________________________________________________________________________________________________
|                                                                                                             |                    |
|        AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                   |   PAGE 1 OF 4      |
|_____________________________________________________________________________________________________________|____________________|
|                                  |             |                       |                                    |                    |
|  2. PROC INSTRUMENT ID NO (PIIN) |  3. SPIIN   |   4. EFFECTIVE DATE   |   5. REQUISITION/PURCHASE REQUEST  |  6. BDC/DMS RATING |
|                                  |             |                       |   PROJECT NO.                      |                    |
|  F19628-91-C-0151                |  P00002     |   MAILING DATE        |                                    |                    |
|__________________________________|_____________|_______________________|____________________________________|____________________|
|                                                           |                                                                      |
|  7. ISSUED BY                                             |   8. ADMINISTERED BY (IF OTHER THAN BLOCK 7)                         |
|                                        CODE FA8718        |                                                       CODE S0514A    |
|  ELECTRONIC SYSTEMS CENTER, PKR                           |   DCMAO, SAN DIEGO                                                   |
|  AIR FORCE MATERIEL COMMAND, USAF                         |   7675 DAGGET STREET                                                 |
|  104 BARKSDALE STREET                                     |   SAN DIEGO, CA 92111-2241                                           |
|  HANSCOM AFB, MA 01731-1806                               |                                                                      |
|  BUYER: LISA A. MAILLE, ESC/PKRD                          |                                                                      |
|  TEL:   (617) 377-6018                                    |                                                                      |
|                                                           |                                                                      |
|___________________________________________________________|______________________________________________________________________|
|                                                                                             |                                    |
|  9. CONTRACTOR                                                FACILITY CODE                 |  10. SECURITY CLASS                |
|  NAME AND ADDRESS                      CODE 47358                                           |            U                       |
|                                                                                             |____________________________________|
|                                                                                             |                                    |
|                                                                                             |  11. DISCOUNT FOR PROMPT PAYMENT   |
|                                                                                             |                        NET DAYS    |
|                                                                                             |  1                                 |
|  VIASAT, INC.                                                                               |  ST           %      DAYS          |
|  2290 COSMOS COURT                                                                          |                                    |
|  CARLSBAD, CA 92009-1585                                                                    |  2                        OTHER    |
|                                                                                             |  ND           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  3                                 |
|                                                                                             |  RD           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  ________________________________  |
|                                                                                             |                                    |
|                                                                                             |   12. PURCHASE OFFICE POINT OF     |
|                                                                                             |   CONTACT  HCF/H89/HRC             |
|_____________________________________________________________________________________________|____________________________________|
|                                                                                                                                  |
|  13. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITAITONS                                                                      |
|   _____                                                                           _____                  _____                   |
|  |     |  The above numbered solicitation is amended as set forth in block 17.   |     |  is extended   |     |  is not extended |
|  |_____|  The hour and date specified for receipt of Offers                      |_____|                |_____|                  |
|                                                                                                                                  |
|  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation, or as amended by    |
|  one of the following methods                                                                                                    |
|                                                                                                                                  |
|  (a) By signing and returning _______ copies of this amendment, (b) By acknowledging receipt of this amendment on each copy of   |
|  the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.|
|  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN          |
|  REJECTION OF YOUR OFFER if by virtue of this amendment you desire to change an offer already submitted, such change may be made |
|  by telegram or letter provided such telegram or letter makes reference to the solicitation and this amendment, and is received  |
|  prior to the opening hour and date specified.                                                                                   |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  14. THIS BLOCK APPLIED ONLY TO MODIFICATION OF CONTRACTS                                                                        |
|   _____                                                                                                                          |
|  |     |  THIS CHANGE IS ISSUED PURSUANT TO ___________________________________                                                  |
|  |_____|  THE CHANGES SET FORTH HEREIN ARE MADE TO THE ABOVE NUMBERED CONTRACT/ORDER                                             |
|   _____                                                                                                                          |
|  |     |  THE ABOVE NUMBERED CONTRACT IS MODIFIED TO REFLECT THE ADMINISTATIVE CHANGES (SUCH AS CHANGES                          |
|  |_____|  IN PAYING OFFICE, APPROPRIATION DATA, ETC.) SET FORTH HEREIN.                                                          |
|   _____                                                                                                                          |
|  |  X  |  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF  THE "CHANGES CLAUSE"                             |
|  |_____|  IT MODIFIES THE ABOVE NUMBERED CONTRACT AS SET FORTH HEREIN. FAS 52.243-2, "CHANGES" (AUG 1987) ALT V (APR 1984) AND   |
|                                 FAR 52.217-7, "OPTION FOR INCREASED QUANTITY-SEPARATELY PRICED LINE ITEM"                        |
|   _____                                                                                                                          |
|  |     |  THIS MODIFICATION IS ISSUED PURSUANT TO _____________________________                                                  |
|  |_____|                                                                                                                         |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  15. CONTRACT ADMINISTRATION DATA                                                                                                |
|                                                                                                                                  |
|  A. KIND  B. MOD ABST     C. DATE OF SIGNATURE  D. CHANGE IN CONTRACT AMO  E. LOSING PO/CAD  F. GAINING PO/CAD  G. SVC/AGENCY US |
|  OF MOD   RECIPIENT ADP P    MODIFICATION       INCREASE (+) DECREASE (-)     ON TRANSFER       ON TRANSFER                      |
|  C                                                    $174,533.00 +                                                              |
|                                                                                                                                  |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  A. PAY  B. EFFECTIVE DA  C. CONTRACT      D. TYPE   E. SURV  F. SPL CONTR  G. PAYING OFC  H. DATE SIGNED  I. SECURITY (1)CLASS  |
|  CODE    OF AWARD         (1)TYPE (2)KIND  CONTR     CRIT     PROVISIONS    CODE                           (2) DATE OF DD 254    |
|                               9                                                                                                  |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  17. REMARKS (Except as provided herein, all items and conditions of the contract, as heretofore changed, remain unchanged and   |
|  in full force and effect).                                                                                                      |
|                                                                                                                                  |
|  A. THIS SUPPLEMENTAL AGREEMENT EXERCISES OPTON 2 (CLIN 0009), PROVIDES GOVERNMENT-FURNISHED PROPERTY, AND INCORPORATES          |
|  ADMINISTRATIVE CHANGES TO THE CONTRACT. THE FIRM FIXED PRICE IS INCREASED FROM $1,410,489 BY $174,533 TO $1,585,022.            |
|                                                                                                                                  |
|  B. THE CONTRACTOR'S ADDRESS IS CHANGED AS SHOWN IN BLOCK 9 ABOVE.                                                               |
|__________________________________________________________________________________________________________________________________|
|        _____                                           _____                                                                     |
|  18.  |     |   CONTRACTOR/OFFEROR IS NOT REQUIRED    |  X  |   CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN  |
|       |_____|    TO SIGN THIS DOCUMENT                |_____|       1   COPIES TO ISSUING OFFICE.                                |
|__________________________________________________________________________________________________________________________________|
|                                                                 |                                                                |
|  19. CONTRACTOR/OFFEROR(Signature of person authorized to sign) | 22. UNITED STATES OF AMERICA(Signature of Contracting Officer) |
|                                                                 |                                                                |
|  BY    /S/ DIANE CHERNIAK                                       | BY    /S/ IRIS M. DURDEN                                       |
|_________________________________________________________________|________________________________________________________________|
|                                               |                 |                                     |                          |
|  20. NAME AND TITLE OF SIGNER                 | 21. DATE SIGNED | 23. NAME OF CONTRACTING OFFICER     |     24. DATE SIGNED      |
|      (Type or print)                          |       12/1/93   |     (Type or print)                 |         93DEC07          |
|      D. L. CHERNIAK                           |                 |     IRIS M. DURDEN                  |                          |
|      Sr. Cert. Admin.                         |                 |                                     |                          |
|_______________________________________________|_________________|_____________________________________|__________________________|

 AFMC FORM 702 (COMPUTER GENERATED)

 __________________________________________________________________________________________________________________________________
|                                                                                                             |                    |
|        AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                   |   PAGE 1 OF 26-    |
|_____________________________________________________________________________________________________________|____________________|
|                                  |             |                       |                                    |                    |
|  2. PROC INSTRUMENT ID NO (PIIN) |  3. SPIIN   |   4. EFFECTIVE DATE   |   5. REQUISITION/PURCHASE REQUEST  |  6. BDC/DMS RATING |
|                                  |             |                       |   PROJECT NO.                      |                    |
|  F19628-91-C-0151                |  P00004     |   MAILING DATE        |                                    |                    |
|__________________________________|_____________|_______________________|____________________________________|____________________|
|                                                           |                                                                      |
|  7. ISSUED BY                                             |   8. ADMINISTERED BY (IF OTHER THAN BLOCK 7)                         |
|                                        CODE FA8709        |                                                       CODE S0514A    |
|  Electronic Systems Center                                |   DCMAO, SAN DIEGO                                                   |
|  Air Force Materiel Command, USAF                         |   7675 Daggett Street                                                |
|  Hanscom AFB, MA 01731-1620                               |   San Diego, CA 92121-2241                                           |
|                                                           |                                                                      |
|  Program:  MILSATCOM                                      |                                                                      |
|  Buyer:   Priscilla A. Busa, ESC/MCK                      |    PAS: NONE                                                         |
|           (617) 271-6370                                  |                                                                      |
|___________________________________________________________|______________________________________________________________________|
|                                                                                             |                                    |
|  9. CONTRACTOR                                                FACILITY CODE                 |  10. SECURITY CLASS                |
|  NAME AND ADDRESS                      CODE 7Y193                                           |            U                       |
|                                                                                             |____________________________________|
|                                                                                             |                                    |
|                                                                                             |  11. DISCOUNT FOR PROMPT PAYMENT   |
|                                                                                             |                        NET DAYS    |
|                                                                                             |  1                                 |
|  ViaSat, Incorporated                                                                       |  ST           %      DAYS          |
|  2290 Cosmos Court                                                                          |                                    |
|  Carlsbad, CA 92009-1585                                                                    |  2                        OTHER    |
|                                                                                             |  ND           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  3                                 |
|                                                                                             |  RD           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  ________________________________  |
|                                                                                             |                                    |
|                                                                                             |   12. PURCHASE OFFICE POINT OF     |
|                                                                                             |   CONTACT  HCF/H05/HCF             |
|_____________________________________________________________________________________________|____________________________________|
|                                                                                                                                  |
|  13. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITAITONS                                                                      |
|   _____                                                                           _____                  _____                   |
|  |     |  The above numbered solicitation is amended as set forth in block 17.   |     |  is extended   |     |  is not extended |
|  |_____|  The hour and date specified for receipt of Offers                      |_____|                |_____|                  |
|                                                                                                                                  |
|  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation, or as amended by    |
|  one of the following methods                                                                                                    |
|                                                                                                                                  |
|  (a) By signing and returning _______ copies of this amendment, (b) By acknowledging receipt of this amendment on each copy of   |
|  the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.|
|  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN          |
|  REJECTION OF YOUR OFFER if by virtue of this amendment you desire to change an offer already submitted, such change may be made |
|  by telegram or letter provided such telegram or letter makes reference to the solicitation and this amendment, and is received  |
|  prior to the opening hour and date specified.                                                                                   |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  14. THIS BLOCK APPLIED ONLY TO MODIFICATION OF CONTRACTS                                                                        |
|   _____                                                                                                                          |
|  |     |  THIS CHANGE IS ISSUED PURSUANT TO ___________________________________                                                  |
|  |_____|  THE CHANGES SET FORTH HEREIN ARE MADE TO THE ABOVE NUMBERED CONTRACT/ORDER                                             |
|   _____                                                                                                                          |
|  |     |  THE ABOVE NUMBERED CONTRACT IS MODIFIED TO REFLECT THE ADMINISTATIVE CHANGES (SUCH AS CHANGES                          |
|  |_____|  IN PAYING OFFICE, APPROPRIATION DATA, ETC.) SET FORTH HEREIN.                                                          |
|   _____                                                                                                                          |
|  |  X  |  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF  THE "CHANGES CLAUSE"                             |
|  |_____|  IT MODIFIES THE ABOVE NUMBERED CONTRACT AS SET FORTH HEREIN.                                                           |
|   _____                                                                                                                          |
|  |     |  THIS MODIFICATION IS ISSUED PURSUANT TO _____________________________                                                  |
|  |_____|                                                                                                                         |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  15. CONTRACT ADMINISTRATION DATA                                                                                                |
|                                                                                                                                  |
|  A. KIND  B. MOD ABST     C. DATE OF SIGNATURE  D. CHANGE IN CONTRACT AMO  E. LOSING PO/CAD  F. GAINING PO/CAD  G. SVC/AGENCY US |
|  OF MOD   RECIPIENT ADP P    MODIFICATION       INCREASE (+) DECREASE (-)     ON TRANSFER       ON TRANSFER                      |
|  C                                                    $675,911.00 (+)                                                            |
|                                                       $182,800.00 (+) FUNDED                                                     |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  A. PAY  B. EFFECTIVE DA  C. CONTRACT      D. TYPE   E. SURV  F. SPL CONTR  G. PAYING OFC  H. DATE SIGNED  I. SECURITY (1)CLASS  |
|  CODE    OF AWARD         (1)TYPE (2)KIND  CONTR     CRIT     PROVISIONS    CODE                           (2) DATE OF DD 254    |
|                               9                                                                                                  |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  17. REMARKS (Except as provided herein, all items and conditions of the contract, as heretofore changed, remain unchanged and   |
|  in full force and effect).                                                                                                      |
|                                                                                                                                  |
|  This Supplemental Agreement extends the schedule of CLINs 00003, 0004 and 0005, restructures the Firm Fixed Price portion of    |
|  contract, and adds additional effort on a Cost Plus Fixed Fee and Time and Material basis.                                      |
|__________________________________________________________________________________________________________________________________|
|        _____                                           _____                                                                     |
|  18.  |     |   CONTRACTOR/OFFEROR IS NOT REQUIRED    |  X  |   CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN  |
|       |_____|    TO SIGN THIS DOCUMENT                |_____|      ORIG 1   COPIES TO ISSUING OFFICE.                            |
|__________________________________________________________________________________________________________________________________|
|                                                                 |                                                                |
|  19. CONTRACTOR/OFFEROR(Signature of person authorized to sign) | 22. UNITED STATES OF AMERICA(Signature of Contracting Officer) |
|                                                                 |                                                                |
|  BY    /S/ WILLIAM H. JENSEN                                    | BY    /S/ CLAIRE R. LITALIEN                                   |
|_________________________________________________________________|________________________________________________________________|
|                                               |                 |                                     |                          |
|  20. NAME AND TITLE OF SIGNER                 | 21. DATE SIGNED | 23. NAME OF CONTRACTING OFFICER     |     24. DATE SIGNED      |
|      (Type or print)                          |       9/23/94   |     (Type or print)                 |         26 Sep 94        |
|      William H. Jensen                        |                 |     CLAIRE R. LITALIEN              |                          |
|      Manager of Contracts                     |                 |                                     |                          |
|_______________________________________________|_________________|_____________________________________|__________________________|

 AFMC FORM 702 (COMPUTER GENERATED)

The purpose of this Supplemental Agreement (S/A) is to restructure the Firm Fixed Price (FFP) portion of the contract and add additional effort on a Cost Plus Fixed Fee (CPFF) and Time and Material basis.

The contract restructure revises CLINs 0003, 0004 and 0005 by extending the schedule and by amending the effort required thereunder. In addition CLIN/SubCLIN 0010, 0010AA, and 0010AB are added to the contract to reflect the restructured effort. As consideration for the schedule slip the contractor agrees to incorporate the Relay Bus Control (RBC) Architecture and Orderwire Encryption Board (OEB) enhancements into the NCS technical baseline and delivered hardware/software as described in Special Provision H.2. The contract restructure is accomplished at no change in the Firm Fixed Price of the contract.

The additional effort being added to the contract on a Cost Plus Fixed Fee basis consists of Tech Baseline Establishment (Ref CLIN 0011), MIL-STD 188/182 Certification Test Planning and Procedures (Ref CLIN 0012), MIL-STID 188/182 Certification Testing (OPTION CLIN 0013), VM-200, Version 2 Modems TRANSEC Endorsement (OPTION CLIN 0014) and Communication Service Improvement (Option CLIN 0015). Additionally, CLIN 0016 is added as a Time and Material CLIN for Interoperability Test Support.

This Supplemental Agreement (S/A) also incorporates Statement of Work (SOW) dated 31 Aug 1994 and Draft Tech Baseline Spec dated 19 January 1994 and deletes reference to the Contractors proposal dated 26 February 1992.

     1. SECTION A - AWARD/CONTRACT: AFSC Form 701, Block 22 is changed as follows:

        FROM: $1,585,022.00 (POO002)
        BY: $675,911.00 (P00004 this action)
        TO: $2,260,933.00 (P00004)

     2. SECTION B - SUPPLIES/SERVICES:

          a. The following pricing parameters are established for this contract.

               (1) Firm Fixed Price:   FROM: $1,585,022.00 (POO002)
                                       BY:   $ No Change   (POO004)
                                             -------------
                                       TO:   $1.585,022.00 (POO004)

               (2) Cost Plus Fixed Fee:  Estimated Cost  $1,015,454.00 (P00004)
                                         Fixed Fee       $   81,236.00 (POO004)
                                                         -------------
                                         Total Amount    $1,096,690.00 (POO004)

               (3) Time & Material:      Labor Ceiling   $ 176,542.00 (POO004)
                                         ODC Ceiling     $   6,696.00 (POO004)
                                                         ------------
                                         Total Ceiling   $ 183,238.00 (POO004)

          b. The following changes are made to the CLIN structure of the contract::

          CLIN 0003 is restructured by revising the work required therein and by re-allocating a portion of the original CLIN price to the newly established CLIN 0010 in accordance with Page 16 herein.

          CLIN 0004, Exhibit B is superseded with Revision 1 to the CDRL in accordance with Page 16 herein.

          CLIN 0005, Exhibit C is superseded with Revision 1 to the CDRL in accordance with Page 16 herein.
                                                         F19628-91-C-0151/P00004

          c. The following CLINs/SUBCLINs are ADDED to the contract:

          CLINs/SUBCLINs 0010, 0010AA, 0010AB, 0011, 0011AA, 0011AB, 0012,
          0012AA, 0012AB, 0016,0016AA, 0016AB, 0016AC and OPTION CLINs/SUBCLINs 0013, 0013AA, 0013AB, 0014, 0014AA, 0014AB, 0015 ,0015AA and 0015AB in
          accordance with Pages 16, 17, 18, 19, 20, 21 and 22 herein.

          d. EXERCISE OF OPTION

               (1) The Government reserves the right to excercise the option for CLIN/SubCLINs 0013, 0013AA and 0013AB NLT 45 days after Government approval of Exhibit H, H0010, Final Test Plan or 1
               Apr 1995 whichever is later.

               (2) The Government reserves the right to excercise the option for CLIN/SubCLINs 0014,0014AA and 0014AB NLT 1 Apr 1995.

               (3) The Government reserves the right to excercise the option for CLIN/SubCLlNs 0015, 0015AA and 0015AB NLT I Apr 1995.

          NOTE: The Government reserves the right to exercise the above options individually. The contractor shall not proceed with the performance of the option(s) until the appropriate exercise of the option(s) has been accomplished, in writing, by the Contracting Officer.

     3. SECTION C - DESCRIPTIONS/SPECIFICATIONS:

          a. The following Line Items in Paragraph 1 are CHANGED TO:

              CLIN                                  DESCRIPTION
              ----                                  -----------

          LINE ITEM 0003                In accordance with Statement of Work,
                                        dated 31 Aug 1994 and Baseline Spec
                                        Draft dated 19 Jan 1994.

          LINE ITEM 0004                In accordance with Exhibit B, Revision
                                        1, Contract Data Requirements List, DD
                                        Form 1423, dated 31 Aug 1994.

          LINE ITEM 0005                In accordance with Exhibit C, Revision
                                        1, Contract Data Requirements List, DD
                                        Form 1423, dated 31 Aug 1994.

          LINE ITEM 0009                In accordance with Statement of Work,
                                        dated 31 Aug 1994 and Baseline Spec
                                        Draft dated 19 Jan 1994.

         b. The following Line Items are ADDED to Paragraph 1:

              CLIN                                  DESCRIPTION
              ----                                  -----------

          LINE ITEM 0010AA              In accordance with Statement of Work
                                        dated 31 Aug 1994 and Baseline Spec
                                        Draft dated 19 Jan 1994.

          LINE ITEM 0010AB              In accordance with Exhibit F, Contract
                                        Data Requirements List, DD Form 1423,
                                        dated 31 Aug 1994.

          LINE ITEM 0011AA              In accordance with Statement of Work
                                        dated 31 Aug 1994, Paragraph 3.5.1.2.

                                                         F19628-91-C-0151/P00004

     3. SECTION C - DESCRIPTIONS/SPECIFICATIONS CONTINUED(b):

              CLIN                                  DESCRIPTION
              ----                                  -----------

          LINE ITEM 0011AB              In accordance with Exhibit G. Contract
                                        Data Requirements List, DD Form 1423,
                                        dated 31 Aug 1994.

          LINE ITEM 0012AA              In accordance with Statement of Work
                                        dated 31 Aug 1994. Paragraphs 3.2.6.1,
                                        3.2.6.2, 3.2.6.2.1, 3.2.6.2.2 and
                                        3.2.6.2.3.

          LINE ITEM 0012AB              In accordance with Exhibit H, Contract
                                        Data Requirements List, DD Form 1423,
                                        dated 31 Aug 1994.

          LINE ITEM 0013AA              "IF OPTION EXERCISED" In accordance with
                                        Statement of Work dated 31 Aug 1994,
                                        Paragraphs 3.2.6.1, 3.2.6.2, 3.2.6.2.4
                                        and 3.2.6.2.5.

          LINE ITEM 0013AB              "IF OPTION EXERCISED" In accordance with
                                        Exhibit J, Contract Data Requirements
                                        List, DD Form 1423, dated 31 Aug 1994.

          LINE ITEM 0014AA              "IF OPTION EXERCISED" In accordance With
                                        Statement of Work dated 31 Aug 1994,
                                        Paragraphs 3.2.7, 3.2.7.1, 3.2.7.2,
                                        3.2.7.3 and Baseline Spec Draft dated
                                        19 Jan 1994.

          LINE ITEM 0014AB              "IF OPTION EXERCISED" In accordance with
                                        Exhibit K, Contract Data Requirements
                                        List, DD Form 1423, dated 31 Aug 1994.

          LINE ITEM 0015AA              "IF OPTION EXERCISED" In accordance with
                                        Statement of Work dated 31 Aug 1994,
                                        Paragraph 3.2.8.

          LINE ITEM 0015AB              "IF OPTION EXERCISED" In accordance with
                                        Exhibit L, Contract Data Requirements
                                        List, DD Form 1423, dated 31 Aug 1994.

          LINE ITEM 0016AA              The contractor shall provide additional
                                        engineering tasks in accordance with
                                        Statement of Work dated 31 Aug 1994,
                                        Paragraph 3.6.3 utilizing the labor
                                        categories and rates set forth in
                                        Special Provision H.3, herein, entitled
                                        "Time and Materials." Individual efforts will be directed by letter via Task
                                        Requirement Notices.

          LINE ITEM 0016AB              Travel and ODC in support of SubCLINs
                                        0016AA, 0016AC in accordance with
                                        Statement of Work dated 31 Aug 1994,
                                        Paragraph 3.8.2. Travel and ODC will be
                                        specified by TRNs. No profit or fee will be associated with this CLIN. The estimated cost of this CLIN is $6,696.00.

          LINE ITEM 0016AC              In accordance with Exhibit M, Contract
                                        Data Requirements List, DD Form 1423,
                                        dated 31 Aug 1994.

          NOTE: Reference to specific Statement of Work paragraphs is for information purposes and is not intended to be an inclusive Listing of ALL Statement of Work Paragraphs applicable to a particular CLIN/SubCLIN.


                                                         F19628-91-C-0151/P00004

         3. SECTION C - DESCRIPTIONS/SPECIFICATIONS CONTINUED

                c. Delete the following ESC FAR Sup Clause 52.215-9518 INCORPORATION OF CONTRACTOR'S TECHNICAL PROPOSAL (JUL 1990) in its entirety from Paragraph 2.

                d.   Add the following ESC FAR Sur) Clause In Full Text:

                5352.235-9504           GUARANTEED FINAL REPORT (JUL 1993)
                                        (APPLICABLE TO CLINs 0011,0012, 0016
                                        AND 0013, 0014 AND 0015 IF OPTION
                                        EXCERCISED)

                In the event the Contractor is unable to complete the entire work as specified in the contract because the cost of completion would be in excess of funds allotted to the contract, the Contractor agrees, notwithstanding any other terms or clauses of this contract, to furnish a Final Technical Report (Reproducible
                Copy) covering the work accomplished without any increase in the amount of funds allotted hereunder.

         4. SECTION D - PACKAGING AND MARKING:

            The following SubCLINs are added:

            Packaging and marking for SubCLINs 0010AA, 0010AB, 0011AB, 0012AB and 0016AC will be accomplished in accordance with ASTM-D-3951, "Standard Practices for Commercial Packaging."

            Packaging and marking for SubCLINs 0013AB, 0014AB and 0015AB "If Options Exercised" will be accomplished in accordance with ASTM-D-3951, "Standard Practices for Commercial Packaging."

         5. SECTION E - INSPECTION AND ACCEPTANCE:

            a. Delete the following descriptions of CLINs 0003 and 0004 in
               Paragraph B and replace with the following:

                  CLIN                           DESCRIPTION
                  ----                           -----------

                  0003 Inspection and Acceptance following Government approval of all Data delivered under CLIN 0004, as evidenced by an executed DD Form 250.

                  0004 In accordance with Exhibit B, Revision 1, Contract Data Requirements List, DD Form 1423, dated 31 Aug 1994.

             b. Add the following SubCLINs to Paragraph B:

                  CLIN                           DESCRIPTION
                  ----                           -----------

                  0010AA Upon successful/completion of the Over the Air Test as evidenced by the Government approval of Over the Air Test Report (Exhibit F) as evidenced by an executed DD Form 250.

                  0010AB In accordance with Exhibit F, Contract Data Requirements List, DD Form 1423, dated 31 Aug 1994.

                  0011AA Upon Government authentication of Technical Baseline Specification as evidenced by an executed DD Form 250.


                                                         F19628-91-C-0151/P00004

 5. SECTION E - INSPECTION AND ACCEPTANCE CONTINUED (b):

          CLIN                                    DESCRIPTION

          0011AB In accordance with Exhibit G, Contract Data Requirements List, DD Form 1423, dated 31 Aug 1994.

          0012AA Upon Government approval of DAMA Certification Test Plan and Test Procedures (Exhibit H) as evidenced by an executed DD Form 250.

          0012AB In accordance with Exhibit H, Contract Data Requirements List, DD Form 1423, dated 31 Aug 1994.

          0013AA "IF OPTION EXERCISED" Upon Government approval of successful completion of DAMA Certification Testing and Certification Test Report (Exhibit J) as evidenced by an executed DD Form 250.

          0013AB "IF OPTION EXERCISED" In accordance with Exhibit J, Contract Data Requirements List, DD Form 1423, dated 31 Aug 1994.

          0014AA "IF OPTION EXERCISED" Upon Government approval of Data delivered under SubCLIN 0014AB as evidenced by an executed DD Form 250.

          0014AB "IF OPTION EXERCISED" In accordance with Exhibit K, Contract Data Requirements List, DD Form 1423, dated 31 Aug 1994.

          0015AA "IF OPTION EXERCISED" Upon Government approval of Data delivered under SubCLIN 0015AB as evidenced by an executed DD Form 250.

          0015AB "IF OPTION EXERCISED" In accordance with Exhibit L, Contract Data Requirements List, DD Form 1423, dated 31 Aug 1994.

          0016AA,         Inspection and Acceptance at destination concurrent
          0016AB          with acceptance of Data under SubCLIN 0016AC, as
                          evidenced by an executed DD Form 250 at the completion of each TRN.

          0016AC In accordance With Exhibit M, Contract Data Requirements List, DD Form 1423, dated 31 Aug 1994.

         5. SECTION F - DELIVERIES OR PERFORMANCE:

            a. Add the following Federal Acquisition Regulation Clause to Paragraph A.I.:

                52.212-13 ALTERNATE I (APR 1984) (Applicable to CLINs 0011,
                          0012 and 0013, 0014 and 0015 if Ordered)

            b. Paragraph B, CLINs (Line Items) 0003, 0004, 0005 and 0009 are deleted in their entirety and replaced in accordance with Page 23 herein.

            c. Add the following SubCLINs 0010AA, 0010AB, 0011AA, 0011AB, 0012AA, 0012AB, 0013AA, 0013AB, 0014AA, 0014AB, 0015AA,
                0015AB, 0016AA, 0016AB and 0016AC to Paragraph B in accordance with Pages 23, 24, and 25 herein.

         6. SECTION G -ACCOUNTING DATA:

            Section G is changed in accordance with Page 26 herein.


                                                        F19628-91-C-0151/P00004

     7. SECTION H - SPECIAL CONTRACT REQUIREMENTS:

          ESC FAR Sup Clauses in Full Text

          a. Add the following clauses to Paragraph A:

          5352.232-9502       LIMITATION OF FUNDS (DEC 1984)

               (a) The sum allotted to this contract and available for payment of costs under CLINs 0011 AND 0012 THRU 31 JANUARY 1995 in accordance with the clause in Section I entitled "Limitation of Funds" is $168,176.00.

               (b) In addition to the amount allotted under the Limitation of Funds clause, the additional amount of $14,624.00 is obligated for payment of fee for work completed under CLINs 0011 and 0012.

          5352.232-9504       SEGREGATION OF COSTS (DEC 1984)

               (a) The Contractor shall segregate all costs associated with Contract Line Items (CLINs) 0001, 0002, 0003, 0004, 0005, 0009 and
          0010 of this contract from the costs associated with other CLINs of this contract in such a manner that at any time the costs incurred under any portion shall be readily ascertainable.

               (b) The Contractor shall segregate all costs associated with Contract Line Items (CLINs/SubCLINs 0011, 0011AA, 0012, 0012AA and 0013, 0013AA, 0014, 0014AA, 0015, and 0015AA if ordered of this contract from the costs associated with other CLINs of this contract in such a manner that at any time the costs incurred under any portion shall be readily ascertainable.

               (c) The Contractor shall segregate all costs associated with Contract Line Items (CLINs/SubCLINs 0016, 0016AA and 0016AB of this contract from the costs associated with other CLINs of this contract in such a manner that at any time the costs incurred under any portion shall be readily ascertainable.

               (d) Costs properly allocable to CLINs 0011, 0012 and (If Ordered) 0013, 0014 and 0015 shall be allowable and subject to reimbursement in accordance with the "Limitation of Funds" clause only within the separate "sum allotted" set forth in the contract schedule for such CLINs/SubCLINs.

          5352.243-9501       NOT TO EXCEED COST AGREEMENT (CPFF) (DEC 1984)
                              (APPLICABLE TO CLINs 0011, 0012 AND 0013, 0014
                              AND 0015 IF ORDERED)

               (a) Prior to the issuance of a change order under this contract, the Contracting Officer may solicit from the Contractor written agreement as to the maximum (in the case of an increase) adjustments or (in the case of a reduction) a Not-Less-Than amount adjustments to be made in both the estimated cost and fixed fee, and/or in the delivery schedule (or time of performance), by reason of the change. The Contracting Officer may also solicit such agreement on limitations on the adjustments, to any other provisions of the contract which may be subject to equitable adjustments by reason of the change. Any such written agreement shall then be cited in the change order, and upon its issuance shall be a binding part of the contract. In no event shall the definitive equitable adjustment exceed the delivery schedule (or time of performance) adjustments so established, nor otherwise be inconsistent with other adjustment limitations so established. Except with respect thereto, nothing contained herein shall affect the rights of the parties to an equitable adjustment by reason of the change, pursuant to said "Changes" clause.


                                                         F19628-91-C-0151/P00004

 __________________________________________________________________________________________________________________________________
|                                                                                                             |                    |
|        AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                   |   PAGE 1 OF 26-    |
|_____________________________________________________________________________________________________________|____________________|
|                                  |             |                       |                                    |                    |
|  2. PROC INSTRUMENT ID NO (PIIN) |  3. SPIIN   |   4. EFFECTIVE DATE   |   5. REQUISITION/PURCHASE REQUEST  |  6. BDC/DMS RATING |
|                                  |             |                       |   PROJECT NO.                      |                    |
|  F19628-91-C-0151                |    P00005   |   MAILING DATE        |                                    |   DO-A7            |
|__________________________________|_____________|_______________________|____________________________________|____________________|
|                                                           |                                                                      |
|  7. ISSUED BY                                             |   8. ADMINISTERED BY (IF OTHER THAN BLOCK 7)                         |
|                                        CODE FA8709        |                                                       CODE S0514A    |
|  Electronic Systems Center                                |   DCMAO, SAN DIEGO                                                   |
|  Air Force Materiel Command, USAF                         |   7675 Daggett Street                                                |
|  Hanscom AFB, MA 01731-1620                               |   San Diego, CA 92121-2241                                           |
|                                                           |                                                                      |
|  Program:  MILSATCOM                                      |                                                                      |
|  Buyer:   Priscilla A. Busa, ESC/MCK                      |    PAS: NONE                                                         |
|           (617) 271-6370                                  |                                                                      |
|___________________________________________________________|______________________________________________________________________|
|                                                                                             |                                    |
|  9. CONTRACTOR                                                FACILITY CODE                 |  10. SECURITY CLASS                |
|  NAME AND ADDRESS                      CODE 47358                                           |            U                       |
|                                                                                             |____________________________________|
|                                                                                             |                                    |
|                                                                                             |  11. DISCOUNT FOR PROMPT PAYMENT   |
|                                                                                             |                        NET DAYS    |
|                                                                                             |  1                                 |
|  ViaSat, Incorporated                                                                       |  ST           %      DAYS          |
|  2290 Cosmos Court                                                                          |                                    |
|  Carlsbad, CA 92009-1585                                                                    |  2                        OTHER    |
|                                                                                             |  ND           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  3                                 |
|                                                                                             |  RD           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  ________________________________  |
|                                                                                             |                                    |
|                                                                                             |   12. PURCHASE OFFICE POINT OF     |
|                                                                                             |   CONTACT  HCF/H47/HCF             |
|_____________________________________________________________________________________________|____________________________________|
|                                                                                                                                  |
|  13. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITAITONS                                                                      |
|   _____                                                                           _____                  _____                   |
|  |     |  The above numbered solicitation is amended as set forth in block 17.   |     |  is extended   |     |  is not extended |
|  |_____|  The hour and date specified for receipt of Offers                      |_____|                |_____|                  |
|                                                                                                                                  |
|  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation, or as amended by    |
|  one of the following methods                                                                                                    |
|                                                                                                                                  |
|  (a) By signing and returning _______ copies of this amendment, (b) By acknowledging receipt of this amendment on each copy of   |
|  the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.|
|  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN          |
|  REJECTION OF YOUR OFFER if by virtue of this amendment you desire to change an offer already submitted, such change may be made |
|  by telegram or letter provided such telegram or letter makes reference to the solicitation and this amendment, and is received  |
|  prior to the opening hour and date specified.                                                                                   |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  14. THIS BLOCK APPLIES ONLY TO MODIFICATION OF CONTRACTS                                                                        |
|   _____                                                                                                                          |
|  |     |  THIS CHANGE IS ISSUED PURSUANT TO ___________________________________                                                  |
|  |_____|  THE CHANGES SET FORTH HEREIN ARE MADE TO THE ABOVE NUMBERED CONTRACT/ORDER                                             |
|   _____                                                                                                                          |
|  |     |  THE ABOVE NUMBERED CONTRACT IS MODIFIED TO REFLECT THE ADMINISTATIVE CHANGES (SUCH AS CHANGES                          |
|  |_____|  IN PAYING OFFICE, APPROPRIATION DATA, ETC.) SET FORTH HEREIN.                                                          |
|   _____                                                                                                                          |
|  |     |  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF                                                   |
|  |_____|  IT MODIFIES THE ABOVE NUMBERED CONTRACT AS SET FORTH HEREIN.                                                           |
|   _____                                                                                                                          |
|  |  X  |  THIS MODIFICATION IS ISSUED PURSUANT TO FAR 52.217-7 OPTION FOR INCREASED QUANTITY AND                                 |
|  |_____|  EFARS 5352.232-9502 LIMITATION OF FUNDS                                                                                |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  15. CONTRACT ADMINISTRATION DATA                                                                                                |
|                                                                                                                                  |
|  A. KIND  B. MOD ABST     C. DATE OF SIGNATURE  D. CHANGE IN CONTRACT AMO  E. LOSING PO/CAD  F. GAINING PO/CAD  G. SVC/AGENCY US |
|  OF MOD   RECIPIENT ADP P    MODIFICATION       INCREASE (+) DECREASE (-)     ON TRANSFER       ON TRANSFER                      |
|  B                                                    $178,373.00(+)                                                             |
|                                                                                                                                  |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  16. ENTER ANY APPLICABLE CHANGES                                                                                                |
|                                                                                                                                  |
|  A. PAY  B. EFFECTIVE DA  C. CONTRACT      D. TYPE   E. SURV  F. SPL CONTR  G. PAYING OFC  H. DATE SIGNED  I. SECURITY (1)CLASS  |
|  CODE    OF AWARD         (1)TYPE (2)KIND  CONTR     CRIT     PROVISIONS    CODE                           (2) DATE OF DD 254    |
|                               9                                                                                                  |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  17. REMARKS (EXCEPT AS PROVIDED HEREIN, ALL ITEMS AND CONDITIONS OF THE CONTRACT, AS HERETOFORE CHANGED, REMAIN UNCHANGED AND   |
|  IN FULL FORCE AND EFFECT).                                                                                                      |
|                                                                                                                                  |
|  THIS MODIFICATION EXERCISES OPTION SUBCLINS 0015AA AND 0015AB AND PROVIDES FULL FUNDING FOR SUBCLINS 0011AA, 0011AB, 0012AA AND |
|  0012AB.                                                                                                                         |
|__________________________________________________________________________________________________________________________________|
|        _____                                           _____                                                                     |
|  18.  |  X  |   CONTRACTOR/OFFEROR IS NOT REQUIRED    |     |   CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN  |
|       |_____|    TO SIGN THIS DOCUMENT                |_____|      ORIG 1   COPIES TO ISSUING OFFICE.                            |
|__________________________________________________________________________________________________________________________________|
|                                                                 |                                                                |
|  19. CONTRACTOR/OFFEROR(Signature of person authorized to sign) | 22. UNITED STATES OF AMERICA(Signature of Contracting Officer) |
|                                                                 |                                                                |
|  BY                                                             | BY    /S/ JOSEPH A. ZIMMERMAN                                  |
|_________________________________________________________________|________________________________________________________________|
|                                               |                 |                                     |                          |
|  20. NAME AND TITLE OF SIGNER                 | 21. DATE SIGNED | 23. NAME OF CONTRACTING OFFICER     |     24. DATE SIGNED      |
|      (Type or print)                          |                 |     (Type or print)                 |         31 Jan 95        |
|                                               |                 |     JOSEPH A. ZIMMERMAN             |                          |
|                                               |                 |                                     |                          |
|_______________________________________________|_________________|_____________________________________|__________________________|

 AFMC FORM 702 (COMPUTER GENERATED)

The purpose of this modification is to fully fund to completion CLINs/SubCLINs 0011, 0011AA, 0011AB, 0012, 0012AA, 0012AB and to exercise Option CLIN/SubCLIN 0015, 0015AA and 0015AB. The contract is modified as follows:

         1. SECTION A - AWARD/CONTRACT: AFSC Form 701, Block 22 is changed as follows;

              FROM: $2,260,933.00 (POO004)

              BY:   $  178,373.00 (P00005 this action)
                    -------------
              TO:   $2,439,306.00 (P00005)

         2.   SECTION B - SUPPLIES/SERVICES:

              (a) SEE ATTACHED AMIS FORM 70B ON PAGE 4 HEREIN.

              (b) REPLACE PARAGRAPH a. (2) in its entirety with the following:

                  "(2) Cost Plus Fixed Fee: Estimated Cost  $1,015,454.00 (P00004)
                                            Fixed Fee       $   81,236.00 (P00004)
                                                            -------------
                                            Total Amount    $1,096,690.00 (POO004)"

                  *INCLUDES OPTION CLINs/SUBCLINs 0011, 0011AA, 0011AB, 0012,.

             (c) REPLACE PARAGRAPH c. in its entirety with the following:

                 CLINs/SubCLINs 0010, 0010AA, 0010AB, 0011, 0011AA, 0011A.B,
                 0012, 0012AA, 0012AB, 0015, 0015AA, 0015AB, 0016, 0016AA,
                 0016AB, 0016AC and OPTION CLINs/SubCLINs 0013, 0013AA, 0013AB, 0014,0014AA and 0014AB

             (d) DELETE PARAGRAPH d. (3), Exercise of Option in its entirety.

        3. SECTION C - DESCRIPTIONS/SPECIFICATIONS:

           In PARAGRAPH 1 delete the words "IF OPTION EXERCISED" on Line Items 00115AA and 0015AB.

        4. SECTION D - PACKAGING AND MARKING:

           REPLACE PARAGRAPH 1 AND 2 in their entirety.

           Packaging and marking for SubCLINs 0010AA, 0010AB, 0011AB, 0012AB, 0015AB and 0016AC will be accomplished in accordance with ASTM-D-3951, "Standard Practices for Commercial Packaging."

           Packaging and marking for SubCLINs 0013AB, and 0014AB "If Options Exercised" will be accomplished in accordance with ASTM-D-3951, "Standard Practices for Commercial Packaging."


                                                         F19628-91-C-0151/P00005

 __________________________________________________________________________________________________________________________________
|                                                                                                             | 1.                 |
|        AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                   |    PAGE 1 OF 6-    |
|_____________________________________________________________________________________________________________|____________________|
|                                  |             |                       |                                    |                    |
|  2. PROC INSTRUMENT ID NO (PIIN) |  3. SPIIN   |   4. EFFECTIVE DATE   |   5. REQUISITION/PURCHASE REQUEST  |  6. BDC/DMS RATING |
|                                  |             |                       |   PROJECT NO.                      |                    |
|  F19628-91-C-0151                |  P00007     |   MAILING DATE        |                                    |     DO-A7          |
|__________________________________|_____________|_______________________|____________________________________|____________________|
|                                                           |                                                                      |
|  7. ISSUED BY                                             |   8. ADMINISTERED BY (IF OTHER THAN BLOCK 7)                         |
|                                        CODE FA8709        |                                                       CODE S0514A    |
|  Electronic Systems Center                                |   DCMAO, SAN DIEGO                                                   |
|  Air Force Materiel Command, USAF                         |   7675 Daggett Street                                                |
|  Hanscom AFB, MA 01731-1620                               |   San Diego, CA 92121-2241                                           |
|                                                           |                                                                      |
|  Program:  MILSATCOM                                      |                                                                      |
|  Buyer:   Priscilla A. Busa, ESC/MCK                      |    PAS: NONE                                                         |
|           (617) 271-6370                                  |                                                                      |
|___________________________________________________________|______________________________________________________________________|
|                                                                                             |                                    |
|  9. CONTRACTOR                                                FACILITY CODE                 |  10. SECURITY CLASS                |
|  NAME AND ADDRESS                      CODE 47358                                           |            U                       |
|                                                                                             |____________________________________|
|                                                                                             |                                    |
|                                                                                             |  11. DISCOUNT FOR PROMPT PAYMENT   |
|                                                                                             |                        NET DAYS    |
|                                                                                             |  1                                 |
|  ViaSat, Incorporated                                                                       |  ST           %      DAYS          |
|  2290 Cosmos Court                                                                          |                                    |
|  Carlsbad, CA 92009-1585                                                                    |  2                        OTHER    |
|                                                                                             |  ND           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  3                                 |
|                                                                                             |  RD           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  ________________________________  |
|                                                                                             |                                    |
|                                                                                             |   12. PURCHASE OFFICE POINT OF     |
|                                                                                             |   CONTACT  HCF/H47/H47             |
|_____________________________________________________________________________________________|____________________________________|
|                                                                                                                                  |
|  13. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS                                                                      |
|   _____                                                                           _____                  _____                   |
|  |     |  The above numbered solicitation is amended as set forth in block 17.   |     |  is extended   |     |  is not extended |
|  |_____|  The hour and date specified for receipt of Offers                      |_____|                |_____|                  |
|                                                                                                                                  |
|  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation, or as amended by    |
|  one of the following methods                                                                                                    |
|                                                                                                                                  |
|  (a) By signing and returning _______ copies of this amendment, (b) By acknowledging receipt of this amendment on each copy of   |
|  the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.|
|  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN          |
|  REJECTION OF YOUR OFFER if by virtue of this amendment you desire to change an offer already submitted, such change may be made |
|  by telegram or letter provided such telegram or letter makes reference to the solicitation and this amendment, and is received  |
|  prior to the opening hour and date specified.                                                                                   |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  14. THIS BLOCK APPLIES ONLY TO MODIFICATION OF CONTRACTS                                                                        |
|   _____                                                                                                                          |
|  |     |  THIS CHANGE IS ISSUED PURSUANT TO ___________________________________                                                  |
|  |_____|  THE CHANGES SET FORTH HEREIN ARE MADE TO THE ABOVE NUMBERED CONTRACT/ORDER                                             |
|   _____                                                                                                                          |
|  |     |  THE ABOVE NUMBERED CONTRACT IS MODIFIED TO REFLECT THE ADMINISTATIVE CHANGES (SUCH AS CHANGES                          |
|  |_____|  IN PAYING OFFICE, APPROPRIATION DATA, ETC.) SET FORTH HEREIN.                                                          |
|   _____                                                                                                                          |
|  |     |  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF                                                   |
|  |_____|  IT MODIFIES THE ABOVE NUMBERED CONTRACT AS SET FORTH HEREIN.                                                           |
|   _____                                                                                                                          |
|  |  X  |  THIS MODIFICATION IS ISSUED PURSUANT TO FAR 52.217.7 OPTION FOR INCREASED QUANTITY                                     |
|  |_____|                                                                                                                         |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  15. CONTRACT ADMINISTRATION DATA                                                                                                |
|                                                                                                                                  |
|  A. KIND  B. MOD ABST     C. DATE OF SIGNATURE  D. CHANGE IN CONTRACT AMO  E. LOSING PO/CAD  F. GAINING PO/CAD  G. SVC/AGENCY US |
|  OF MOD   RECIPIENT ADP P    MODIFICATION       INCREASE (+) DECREASE (-)     ON TRANSFER       ON TRANSFER                      |
|  B.                                                   $288,600.00 (+)                                                            |
|__________________________________________________________________________________________________________________________________|
|  16.  ENTER ANY APPLICABLE CHANGES                                                                                               |
|  A. PAY  B. EFFECTIVE DA  C. CONTRACT      D. TYPE   E. SURV  F. SPL CONTR  G. PAYING OFC  H. DATE SIGNED  I. SECURITY (1)CLASS  |
|  CODE    OF AWARD         (1)TYPE (2)KIND  CONTR     CRIT     PROVISIONS    CODE                           (2) DATE OF DD 254    |
|                                                                                                                                  |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  17. REMARKS (Except as provided herein, all items and conditions of the contract, as heretofore changed, remain unchanged and   |
|  in full force and effect).                                                                                                      |
|                                                                                                                                  |
|  THIS MODIFICATION EXERCISES OPTION SubCLINs 0014AA AND 0014AB, (SEE ATTACHED)                                                   |
|__________________________________________________________________________________________________________________________________|
|        _____                                           _____                                                                     |
|  18.  |  X  |   CONTRACTOR/OFFEROR IS NOT REQUIRED    |     |   CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN  |
|       |_____|    TO SIGN THIS DOCUMENT                |_____|      COPIES TO ISSUING OFFICE.                                     |
|__________________________________________________________________________________________________________________________________|
|                                                                 |                                                                |
|  19. CONTRACTOR/OFFEROR(Signature of person authorized to sign) | 22. UNITED STATES OF AMERICA(Signature of Contracting Officer) |
|                                                                 |                                                                |
|  BY                                                             | BY    /S/ JOSEPH A. ZIMMERMAN                                  |
|_________________________________________________________________|________________________________________________________________|
|                                               |                 |                                     |                          |
|  20. NAME AND TITLE OF SIGNER                 | 21. DATE SIGNED | 23. NAME OF CONTRACTING OFFICER     |     24. DATE SIGNED      |
|      (Type or print)                          |                 |     (Type or print)                 |         28 MAR 95        |
|                                               |                 |     JOSEPH A. ZIMMERMAN             |                          |
|_______________________________________________|_________________|_____________________________________|__________________________|

 AFMC FORM 702 (COMPUTER GENERATED)

The purpose of this modification is to exercise Option CLIN/SubCLIN 0014, 0014AA and 0014AB. The contract is modified as follows:

         1. SECTION A - AWARD/CONTRACT: AFSC Form 701, Block 22 is changed as follows:

              FROM:     $2,439,306.00 (P00005)
              BY:       $  288,600.00 (P00007 this action)
                        -------------
              TO:       $2,727,906.00 (POO007)

         2.   SECTION B - SUPPLIES/SERVICES:

              (a)  SEE ATTACHED AMIS FORM 70B ON PAGE 4 HEREIN.

              (b)  REPLACE PARAGRAPH c. in its entirety with the following:

                   CLINs/SubCLINs 0010, 0010AA, 0010AB, 0011, 0011AA, 0011AB,
                   0012, 0012AA,0012AB, 0015, 0015AA, 0015AB, 0016,0016AA,
                   0016AB, 0016AC 0014,0014AA and 0014AB and OPTION
                   CLINS/SUBCLINs 0013,0013AA, 0013AB,

              (d)  DELETE PARAGRAPH d. (2), Exercise of Option in its entirety-

          3. SECTION C - DESCRIPTIONS/SPECIFICATIONS

             In PARAGRAPH 1 delete the words "IF OPTION EXERCISED" on Line Items 0014AA and 0014AB.

          4. SECTION D - PACKAGING AND MARKING:

             REPLACE PARAGRAPH 1 AND 2 in their entirety.

             Packaging and marking for SubCLINs 0010AA, 0010AB, 0011AB, 0012AB, 0014AB, 0015AB and 0016A will be accomplished in accordance with ASTM-D-3951, "Standard Practices for Commercial Packaging."

             Packaging and marking for SubCLIN 0013AB "If Options Exercised" will be accomplished in accordance with ASTM-D-3951, "Standard Practices for Commercial Packaging."

                                                         F19628-91-C-0151-P00007

         5.  SECTION E - INSPECTION AND ACCEPTANCE:

             In PARAGRAPH B, delete the words "IF OPTION EXERCISED" on SubCLINs 0014AA and 0014AB.

         6.  SECTION F - DELIVERIES OR PERFORMANCE:

             SEE ATTACHED AMIS FORM 70F ON PAGE 5 HEREIN.

         7. SECTION G - ACCOUNTING DATA:

             SEE ATTACHED AMIS FORM 60G ON PAGE 6 HEREIN.

         8. NO CHANGES TO ANY OTHER SECTIONS OF THIS CONTRACT.

                                                         F19628-91-C-0151-P00007

70B - PART I, SECTION B OF THE SCHEDULE

                                                                     Quantity        Unit Price
Item No              Supplies/Services                              Purch Unit    Total Item Amount
-------              -----------------                              -------------------------------
0014     Exercise Option Info CLIN              sec class: U
         noun: VM-200, VERSION 2 MODEMS TRANSEC
                ENDORSEMENT
         descriptive data:
         A. Delivery IAW SubCLIN 0014AA.
         B. Data IAW SubCLIN 0014AB.

0014AA   Exercise Option SubCLIN                sec class; U             1 E$         288,600.O0
                                                                        LO E$         288,600.00

         noun: COMMUNICATION SERVICE IMPROVEMENT
         acrn: AE       nsn: N
         site codes     cqa: D acp: D fob: D
         pr/mipr data: FY7620-95-MCX068AMEND02
         type contract: U

         descriptive data:
         Contractor shall participate in the NSA's
         Commercial COMSEC Endorsement Program (CCEP) to obtain endorsement of the VM-200, Version 2, Rev (-) Modems at an Estimated Cost of
         $267,222.00 and a Fixed Fee of $21,378.00.

0014AB  Exercise Option SubCLIN                 sec class: U             1  NSP
                                                                        LO  NSP

         noun: DATA FOR SUBCLIN 0014AA
         acrn: AE       nsn: N
         site codes     cqa: D acp: D fob: D
         pr/mipr data: FY7620-95-MCX068AMEND02
         type contract: U

         descriptive data:
         Data IAW Exhibit K, CDRL Data Items.       Not
         Separately Priced (NSP). Price included
         in the price of SubCLIN 0014AA.

                                                         F19628-91-C-0151/P00007

 __________________________________________________________________________________________________________________________________
|                                                                                                             |                    |
|        AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                   |  1. PAGE 1 OF 6    |
|_____________________________________________________________________________________________________________|____________________|
|                                  |             |                       |                                    |                    |
|  2. PROC INSTRUMENT ID NO (PIIN) |  3. SPIIN   |   4. EFFECTIVE DATE   |   5. REQUISITION/PURCHASE REQUEST  |  6. BDC/DMS RATING |
|                                  |             |                       |   PROJECT NO.                      |                    |
|  F19628-91-C-0151                |  P00008     |   MAILING DATE        |                                    |     DO-A7          |
|__________________________________|_____________|_______________________|____________________________________|____________________|
|                                                           |                                                                      |
|  7. ISSUED BY                                             |   8. ADMINISTERED BY (IF OTHER THAN BLOCK 7)                         |
|                                        CODE FA8709        |                                                       CODE S0514A    |
|  Electronic Systems Center                                |   DCMAO, SAN DIEGO                                                   |
|  Air Force Materiel Command, USAF                         |   7675 Daggett Street                                                |
|  Hanscom AFB, MA 01731-1620                               |   San Diego, CA 92121-2241                                           |
|                                                           |                                                                      |
|  Program:  MILSATCOM                                      |                                                                      |
|  Buyer:   Priscilla A. Busa, ESC/MCK                      |    PAS: NONE                                                         |
|           (617) 271-6370                                  |                                                                      |
|___________________________________________________________|______________________________________________________________________|
|                                                                                             |                                    |
|  9. CONTRACTOR                                                FACILITY CODE                 |  10. SECURITY CLASS                |
|  NAME AND ADDRESS                      CODE 47358                                           |            U                       |
|                                                                                             |____________________________________|
|                                                                                             |                                    |
|                                                                                             |  11. DISCOUNT FOR PROMPT PAYMENT   |
|                                                                                             |                        NET DAYS    |
|                                                                                             |  1                                 |
|  ViaSat, Incorporated                                                                       |  ST           %      DAYS          |
|  2290 Cosmos Court                                                                          |                                    |
|  Carlsbad, CA 92009-1585                                                                    |  2                        OTHER    |
|                                                                                             |  ND           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  3                                 |
|                                                                                             |  RD           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  ________________________________  |
|                                                                                             |                                    |
|                                                                                             |   12. PURCHASE OFFICE POINT OF     |
|                                                                                             |   CONTACT  HCF/H47/H47             |
|_____________________________________________________________________________________________|____________________________________|
|                                                                                                                                  |
|  13. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITAITONS                                                                      |
|   _____                                                                           _____                  _____                   |
|  |     |  The above numbered solicitation is amended as set forth in block 17.   |     |  is extended   |     |  is not extended |
|  |_____|  The hour and date specified for receipt of Offers                      |_____|                |_____|                  |
|                                                                                                                                  |
|  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation, or as amended by    |
|  one of the following methods                                                                                                    |
|                                                                                                                                  |
|  (a) By signing and returning _______ copies of this amendment, (b) By acknowledging receipt of this amendment on each copy of   |
|  the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.|
|  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN          |
|  REJECTION OF YOUR OFFER if by virtue of this amendment you desire to change an offer already submitted, such change may be made |
|  by telegram or letter provided such telegram or letter makes reference to the solicitation and this amendment, and is received  |
|  prior to the opening hour and date specified.                                                                                   |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  14. THIS BLOCK APPLIES ONLY TO MODIFICATION OF CONTRACTS                                                                        |
|   _____                                                                                                                          |
|  |     |  THIS CHANGE IS ISSUED PURSUANT TO ___________________________________                                                  |
|  |_____|  THE CHANGES SET FORTH HEREIN ARE MADE TO THE ABOVE NUMBERED CONTRACT/ORDER                                             |
|   _____                                                                                                                          |
|  |     |  THE ABOVE NUMBERED CONTRACT IS MODIFIED TO REFLECT THE ADMINISTATIVE CHANGES (SUCH AS CHANGES                          |
|  |_____|  IN PAYING OFFICE, APPROPRIATION DATA, ETC.) SET FORTH HEREIN.                                                          |
|   _____                                                                                                                          |
|  |     |  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF  THE "CHANGES CLAUSE"                             |
|  |_____|  IT MODIFIES THE ABOVE NUMBERED CONTRACT AS SET FORTH HEREIN.                                                           |
|   _____                                                                                                                          |
|  |  X  |  THIS MODIFICATION IS ISSUED PURSUANT TO FAR 52.217-7 OPTION FOR INCREASED QUANTITY                                     |
|  |_____|                                                                                                                         |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  15. CONTRACT ADMINISTRATION DATA                                                                                                |
|                                                                                                                                  |
|  A. KIND  B. MOD ABST     C. DATE OF SIGNATURE  D. CHANGE IN CONTRACT AMO  E. LOSING PO/CAD  F. GAINING PO/CAD  G. SVC/AGENCY US |
|  OF MOD   RECIPIENT ADP P    MODIFICATION       INCREASE (+) DECREASE (-)     ON TRANSFER       ON TRANSFER                      |
|  B                                                    $137,044.00 (+)                                                            |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  16. ENTER ANY APPLICABLE CHANGES
|  A. PAY  B. EFFECTIVE DA  C. CONTRACT      D. TYPE   E. SURV  F. SPL CONTR  G. PAYING OFC  H. DATE SIGNED  I. SECURITY (1)CLASS  |
|  CODE    OF AWARD         (1)TYPE (2)KIND  CONTR     CRIT     PROVISIONS    CODE                           (2) DATE OF DD 254    |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  17. REMARKS (Except as provided herein, all items and conditions of the contract, as heretofore changed, remain unchanged and   |
|  in full force and effect).                                                                                                      |
|                                                                                                                                  |
|  THIS MODIFICATION EXERCISES OPTION SubCLINs 0013AA AND 0013AB, (SEE ATTACHED).                                                  |
|__________________________________________________________________________________________________________________________________|
|        _____                                           _____                                                                     |
|  18.  |  X  |   CONTRACTOR/OFFEROR IS NOT REQUIRED    |     |   CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN  |
|       |_____|    TO SIGN THIS DOCUMENT                |_____|        ______ COPIES TO ISSUING OFFICE.                            |
|__________________________________________________________________________________________________________________________________|
|                                                                 |                                                                |
|  19. CONTRACTOR/OFFEROR(Signature of person authorized to sign) | 22. UNITED STATES OF AMERICA(Signature of Contracting Officer) |
|                                                                 |                                                                |
|  BY                                                             | BY    /S/ JOSEPH A. ZIMMERMAN                                  |
|_________________________________________________________________|________________________________________________________________|
|                                               |                 |                                     |                          |
|  20. NAME AND TITLE OF SIGNER                 | 21. DATE SIGNED | 23. NAME OF CONTRACTING OFFICER     |     24. DATE SIGNED      |
|      (Type or print)                          |                 |     (Type or print)                 |         95 APR 19        |
|                                               |                 |     JOSEPH A. ZIMMERMAN             |                          |
|_______________________________________________|_________________|_____________________________________|__________________________|

 AFMC FORM 702 (COMPUTER GENERATED)

The purpose of this modification is to to exercise Option CLIN/SubCLIN 0013, 0013AA and 0013AB. The contract is modified as follows:

         1. SECTION A - AWARD/CONTRACT: AFSC Form 701, Block 22 is changed as follows:

            FROM:      $2,727,906.00 (P00007)
            BY:        $  137,044.00 (P00008 this action)
                       -------------
            TO:        $2,864,950.00 (P00008)

         2. SECTION B - SUPPLIES/SERVICES:

            (a) SEE ATTACHED AMIS FORM 70B ON PAGE 4 HEREIN.

            (b) REPLACE PARAGRAPH c. in its entirety with the following:

                "CLINs/SubCLINs 0010, 0010AA, 0010AB, 0011, 0011AA, 0011AB,
                0012, 0012AA, 0012AB, 0013, 0013AA, 0013AB, 0014, 0014AA,
                0014AB, 0015, 0015AA, 0015AB, 0016, 0016AA, 0016AB and 0016AC."

            (c) DELETE PARAGRAPH d., Exercise of Option in its entirety.

        3. SECTION C - DESCRIPTIONS/SPECIFICATIONS:

           In Paragraph 3 delete the words ""If Option Exercised"" on Line Items 0013AA and 0013AB.

        4. SECTION D - PACKAGING AND MARKING:

            (a) REPLACE PARAGRAPH 1 in its entirety with the following:

            Packaging and marking for SubCLINs 0010AA, 0010AB, 0011AB, 0012AB, 0013AB, 0014AB 0015AB and 0016AC will be accomplished in accordance with ASTM-D-3951, "Standard Practices for Commercial Packaging."

            (b) DELETE PARAGRAPH 2 in its entirety.

        5. SECTION E - INSPECTION AND ACCEPTANCE:

            In PARAGRAPH B, delete the words ""IF OPTION EXERCISED"" on SubCLINs 0013AA and 0013AB.

                                                         F19628-91-C-0151/P00008

        6.  SECTION F - DELIVERIES OR PERFORMANCE:

            SEE ATTACHED AMIS FORM 7OF ON PAGE 5 HEREIN.

        7.  SECTION G - ACCOUNTING DATA:

            SEE ATTACHED AMIS FORM 60G ON PAGE 6 HEREIN.

        8.  NO CHANGES TO ANY OTHER SECTIONS OF THIS CONTRACT.


                                                         F19628-91-C-0151/P00008

70B - PART I, SECTION B OF THE SCHEDULE


                                                                    QUANTITY          UNIT PRICE
ITEM NO                  SUPPLIES/SERVICES                         PURCH UNIT     TOTAL ITEM AMOUNT
-------                  -----------------                         --------------------------------
0013      Exercise Option CLIN                  sec class: U                   $
                                                                               $
          noun: MIL-STD 188-182 CERTIFICATION.  Conduct
                Tests and Submit Test Reports.

          acrn:          nsn:
          site codes     cqa:     acp:     fob:
          pr/mipr data:

          descriptive data:
          A. Delivery in accordance with SubCLIN 0013AA.
          B. Data in accordance with SubCLIN 0013AB.

0013AA    Exercise Option SubCLIN               sec class: U               1   $       137,044.00
                                                                           LO  $       137,044.00
          noun: MIL-STD 188-182 CERTIFICATION.  Conduct
                Tests and Submit Test Reports.
          acrn: AE       nsn: N
          site codes     cqa: D acp: D fob: D
          pr/mipr data: FY7620-95-MCX068 AMD 03
          type contract: U

          descriptive data:
          Contractor shall conduct MIL-STD 188-182
          Certification Testing and prepare
          Certification Test Report IAW Statement of
          Work (SOW) dated 31 August 1994, Paragraph
          3.2.6.1, 3.2.6.2, 3.2.6.2.4 and 3.2.6.25 at
          an Estimated Cost of $126,893.00 and a Fixed
          Fee of $10,151.00.

0013AB    Exercise Option SubCLIN                sec class: U             1               NSP
                                                                          LO              NSP
          noun: DATA FOR SUBCLIN 0013AA
          acrn: AE       nsn: N
          site codes     cqa: D acp: D fob: D
          pr/mipr data: FY7620-95-MCX068 AMD 03
          type contract: U

          descriptive data:
          Deliver in accordance with Exhibit J, CDRL
          Data Item. Not separately priced (NSP). Price included in the price of CLIN 0013AA.


                                                         F19628-91-C-0151/P00008

 __________________________________________________________________________________________________________________________________
|                                                                                                             |                    |
|        AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                   |  1.  PAGE 1 OF 16  |
|_____________________________________________________________________________________________________________|____________________|
|                                  |             |                       |                                    |                    |
|  2. PROC INSTRUMENT ID NO (PIIN) |  3. SPIIN   |   4. EFFECTIVE DATE   |   5. REQUISITION/PURCHASE REQUEST  |  6. BDC/DMS RATING |
|                                  |             |                       |   PROJECT NO.                      |                    |
|  F19628-91-C-0151                |  P00010     |      DATE             |                                    |                    |
|__________________________________|_____________|_______________________|____________________________________|____________________|
|                                                           |                                                                      |
|  7. ISSUED BY                                             |   8. ADMINISTERED BY (IF OTHER THAN BLOCK 7)                         |
|                                        CODE FA8709        |                                                       CODE S0514A    |
|  ESC/MSK, BLDG MITRE R                                    |   DCMAO, SAN DIEGO                                                   |
|  50 GRIFFISS STREET                                       |   7675 Daggett Street, Suite 200                                     |
|  HANSCOM AFB, MA 01731-1620                               |   San Diego, CA 92111-2241                                           |
|                                                           |                                                                      |
|                                                           |                                                                      |
|  BUYER:   PRISCILLA A. BUSA, ESC/MCK                      |                                                                      |
|           (617) 271-6370                                  |                                                                      |
|___________________________________________________________|______________________________________________________________________|
|                                                                                             |                                    |
|  9. CONTRACTOR                                                FACILITY CODE                 |  10. SECURITY CLASS                |
|  NAME AND ADDRESS                      CODE 47358                                           |            U                       |
|                                                                                             |____________________________________|
|                                                                    IF "9" FOR               |                                    |
|                                                                    MULTIPLE                 |  11. DISCOUNT FOR PROMPT PAYMENT   |
|                                                                    FACILITIES               |                        NET DAYS    |
|                                                                    SEE SECT "K"             |  1                                 |
|  ViaSat Incorporated                                                                        |  ST           %      DAYS          |
|  2290 Cosmos Court                                                                          |                                    |
|  Carlsbad, CA 92009-1585                                                                    |  2                        OTHER    |
|                                                                                             |  ND           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  3                                 |
|                                                                                             |  RD           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  ________________________________  |
|                                                                                             |                                    |
|                                                                                             |   12. PURCHASE OFFICE POINT OF     |
|                                                                                             |   CONTACT  HCF/H47/HCF             |
|_____________________________________________________________________________________________|____________________________________|
|                                                                                                                                  |
|  13. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITAITONS                                                                      |
|   _____                                                                           _____                  _____                   |
|  |     |  The above numbered solicitation is amended as set forth in block 17.   |     |  is extended   |     |  is not extended |
|  |_____|  The hour and date specified for receipt of Offers                      |_____|                |_____|                  |
|                                                                                                                                  |
|  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation, or as amended by    |
|  one of the following methods                                                                                                    |
|                                                                                                                                  |
|  (a) By signing and returning _______ copies of this amendment, (b) By acknowledging receipt of this amendment on each copy of   |
|  the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.|
|  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN          |
|  REJECTION OF YOUR OFFER if by virtue of this amendment you desire to change an offer already submitted, such change may be made |
|  by telegram or letter provided such telegram or letter makes reference to the solicitation and this amendment, and is received  |
|  prior to the opening hour and date specified.                                                                                   |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  14. THIS BLOCK APPLIED ONLY TO MODIFICATION OF CONTRACTS                                                                        |
|   _____                                                                                                                          |
|  |     |  THIS CHANGE IS ISSUED PURSUANT TO ___________________________________                                                  |
|  |_____|  THE CHANGES SET FORTH HEREIN ARE MADE TO THE ABOVE NUMBERED CONTRACT/ORDER.                                            |
|   _____                                                                                                                          |
|  |     |  THE ABOVE NUMBERED CONTRACT IS MODIFIED TO REFLECT THE ADMINISTATIVE CHANGES (SUCH AS CHANGES                          |
|  |_____|  IN PAYING OFFICE, APPROPRIATION DATA, ETC.) SET FORTH HEREIN.                                                          |
|   _____                                                                                                                          |
|  |  X  |  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY     THE "CHANGES CLAUSE" FAR 52.243-1,               |
|  |_____|                                                                        --------------------------------------           |
|   _____                                                                         52.243.2 AND 52.243-3                            |
|  |     |  THIS MODIFICATION IS ISSUED PURSUANT TO _____________________________                                                  |
|  |_____|                                                                                                                         |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  15. CONTRACT ADMINISTRATION DATA                                                                                                |
|                                                                                                                                  |
|  A. KIND  B. MOD ASST     C. DATE OF SIGNATURE  D. CHANGE IN CONTRACT AMOUNT  E. LOSING PO/CAO  F. GAINING PO/CAG  G. SVC/AGENCY |
|  OF MOD   RECIPIENT ADP PT   MODIFICATION          INCREASE (+) DECREASE (-)     ON TRANSFER       ON TRANSFER        USE        |
|  C                                                    $1,928,801.00 (+)                                                          |
|__________________________________________________________________________________________________________________________________|
|  16. ENTER ANY APPLICABLE CHANGES                                                                                                |
|  A. PAY  B. EFFECTIVE DATE  C. CONTRACT    D. TYPE   E. SURV  F. SPL CONTR  G. PAYING OFC  H. DATE SIGNED  I. SECURITY (1)CLASS  |
|  CODE    OF AWARD         (1)TYPE (2)KIND  CONTR     CRIT     PROVISIONS    CODE                           (2) DATE OF DD 254    |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  17. REMARKS (Except as provided herein, all items and conditions of the contract, as heretofore changed, remain unchanged and   |
|  in full force and effect).                                                                                                      |
|                                                                                                                                  |
|  This Supplemental Agreement adds additional effort at a Firm Fixed Price, a Cost Plus Fixed Fee and establishes Time and        |
|  Material Rates for "1996. SEE ATTACHED PAGES.                                                                                   |
|__________________________________________________________________________________________________________________________________|
|        _____                                           _____                                                                     |
|  18.  |     |   CONTRACTOR/OFFEROR IS NOT REQUIRED    |  X  |   CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN  |
|       |_____|    TO SIGN THIS DOCUMENT                |_____|      ORIG 1   COPIES TO ISSUING OFFICE.                            |
|__________________________________________________________________________________________________________________________________|
|                                                                 |                                                                |
|  19. CONTRACTOR/OFFEROR(Signature of person authorized to sign) | 22. UNITED STATES OF AMERICA(Signature of Contracting Officer) |
|                                                                 |                                                                |
|  BY    /S/ WILLIAM H. JENSEN                                    | BY    /S/ JOSEPH A. ZIMMERMAN                                  |
|_________________________________________________________________|________________________________________________________________|
|                                               |                 |                                     |                          |
|  20. NAME AND TITLE OF SIGNER                 | 21. DATE SIGNED | 23. NAME OF CONTRACTING OFFICER     |     24. DATE SIGNED      |
|      (Type or print)                          |       8/25/95   |     (Type or print)                 |                          |
|      William H. Jensen                        |                 |     JOSEPH A. ZIMMERMAN             |                          |
|      Manager of Contracts                     |                 |                                     |                          |
|_______________________________________________|_________________|_____________________________________|__________________________|

 AFMC FORM 702 (COMPUTER GENERATED)

This Supplemental Agreement (S/A) adds additional effort to the Contract on a Firm Fixed Price basis consisting of the delivery of 12 VM-200 modems, 6 control indicators and the performance of EMI Testing (Ref CLIN 0018) . It also adds additional effort on a Cost Plus Fixed Fee basis which consists of the Development of Interface Software for MIL-STD-1553 Bus; Frequency Control and MIL-STD-1553 Interface Software Demonstration Plans and Procedures; Frequency Control and MIL-STD-1553 Interface Software Demonstration Test Report; Frequency Control Software; Modem/Control Indicator Performance Test; Control Indicator Acceptance Testing Plans and Procedures; Control Indicator Acceptance Test/Report Requirements and Control Indicator Environmental Qualification/Electromagnetic Interference (EMI) Testing (Ref CLIN 0019). Additionally, CLIN 0020 is added as a Time and Material CLIN for NCS and Terminal 5kHz/25-kHz DAMA interoperability Testing.

         1. SECTION A - AWARD/CONTRACT: AFSC Form 701, Block 22 is changed as follows:

            FROM:  $2,864,950.00 (P00008)
            BY:    $1,928,801.00 (P00010 this action)
                   -------------
            TO:    $4,793,751.00 (P00010)

         2. SECTION B - SUPPLIES/SERVICES:

            a. "DELETE and REPLACE PARAGRAPH a. in its ENTIRETY with the following:

               1. Firm Fixed Price:  FROM:  $1,585,022.00   (P00004)
                                     BY:    $  637,481.00   (P00010 this action)
                                            -------------
                                     TO:    $2,222,503.00   (P00010)

               2. Cost Plus Fixed
                  Fee: Est Cost.     FROM:  $1,096,690.00   (P00004)
                                     BY:    $1,154,712.00   (P00010 this action)
                                            -------------
                                     TO:    $2,251,402.00   (P00010)

               3. Time & Materials:
                  Labor Ceiling      FROM:  $176,542.00   (P00004)
                                     BY:    $107,976.00   (P00010 this action)
                                            -------------
                                     TO:    $284,518.00   (P00010)

                  ODC Ceiling        FROM:  $  6,696.00   (P00004)
                                     BY:    $ 28,632.00   (P00010 this action)
                                            -----------
                                     TO:    $ 35,328.00   (POO010)

                  Total Ceiling      FROM:  $183,238.00   (POO004)
                                     BY:    $136,608.00   (POO010 this action)
                                            -----------
                                     TO:    $319,846.00   (POO010)"

            b.  "The following CLINs/SubCLINs are added to the contract:

                CLINS/SUBCLINS 0018, 0018AA, 0018AB, 0019, 0019AA, 0019AB, 0020,
                0020AA, 0020AB and 0020AC in accordance with PAGES 11, 12 and 13 herein."


                                                         F19628-91-C-0151/P00010

         3. SECTION C - DESCRIPTIONS/SPECIFICATIONS:

            a. "The following Line Items are ADDED to PARAGRAPH 1:

             CLIN                                  DESCRIPTION

            LINE ITEM 0018AA          In accordance with Statement of Work,
                                      Revision 2, dated 22 June 1995 and Spec No
                                      ESC-ABN-MOD-FS001B dated 30 June 1995

            LINE ITEM 0018AB          In accordance with Exhibit Q, Contract
                                      Data Requirements List, DD Form 1423,
                                      dated 22 June 1995

            LINE ITEM 0019AA          In accordance with Statement of Work,
                                      Revision 2, dated 22 June 1995 amd Spec No
                                      ESC-ABN-MOD-FS001B dated 30 June 1995

            LINE ITEM 0019AB          In accordance with Exhibit P, Contract
                                      Data Requirements List, DD Form 1423.
                                      dated 22 June 1995

            LINE ITEM 0020AA          The contractor shall provide additional
                                      engineering tasks in accordance with the Statement of Work, Revision 2, dated 22
                                      June 1995, Paragraph 3.6.3 utilizing labor categories and rates set forth in Special
                                      Provision H.3.(i) , herein entitled "Time and Materials." Individual efforts will be directed by letter via Task Requirement
                                      Notices.

            LINE ITEM 0020AB          Travel and ODC in support of SubCLIN
                                      0020AA, 0020AC in accordance with
                                      Statement of Work, Revision 2, dated 22
                                      June 1995, Paragraph 3.8.2. Travel and ODC will be specified by TRNs. No profit or fee will be associated with this CLIN. The estimated cost of this CLIN is $28,632.00.

            LINE ITEM 0020AC          In accordance with Exhibit R, Contract
                                      Data Requirements List, DD Form 1423,
                                      dated 22 June 1995

NOTE: Reference to specific Statement of Work paragraphs is for information purposes and is not intended to be an inclusive Listing of ALL Statement of Work Paragraphs applicable to a particular CLIN/SubCLIN."

            b. Delete paragraph d. in its entirety and replace with the following:

               d. "ADD THE FOLLOWING ESC FAR SUP CLAUSE IN FULL TEXT:

               5352.235-9504      GUARANTEED FINAL REPORT (JUL 1993)
                                  (APPLICABLE TO CLINs 0011, 0012,0013,0014,
                                  0015 0016,0019 and 0020)

               In the event the Contractor is unable to complete the entire work as specified in the contract because the cost of completion would be in excess of funds allotted to the contract, the Contractor agrees, notwithstanding any other terms or clauses of this contract, to furnish a Final Technical Report (Reproducible Copy) covering the work accomplished without any increase in the amount of funds allotted hereunder."


                                                         F19628-91-C-0151/P00010

 __________________________________________________________________________________________________________________________________
|                                                                                                             |                    |
|        AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                   |  1.  PAGE 1 OF 6   |
|_____________________________________________________________________________________________________________|____________________|
|                                  |             |                       |                                    |                    |
|  2. PROC INSTRUMENT ID NO (PIIN) |  3. SPIIN   |   4. EFFECTIVE DATE   |   5. REQUISITION/PURCHASE REQUEST  |  6. BDC/DMS RATING |
|                                  |             |                       |   PROJECT NO.                      |                    |
|  F19628-91-C-0151                |  P00011     |   MAILING DATE        |                                    |                    |
|__________________________________|_____________|_______________________|____________________________________|____________________|
|                                                           |                                                                      |
|  7. ISSUED BY                                             |   8. ADMINISTERED BY (IF OTHER THAN BLOCK 7)                         |
|                                        CODE FA8709        |                                                       CODE S0514A    |
|  Electronic Systems Center                                |   DCMAO, SAN DIEGO                                                   |
|  Air Force Materiel Command, USAF                         |   7675 Daggett Street, Suite 200                                     |
|  Hanscom AFB, MA 01731-1620                               |   San Diego, CA 92111-2241                                           |
|                                                           |                                                                      |
|  Buyer:   Priscilla A. Busa, ESC/MCK                      |                                                                      |
|           (617) 271-6370                                  |                                                                      |
|___________________________________________________________|______________________________________________________________________|
|                                                                                             |                                    |
|  9. CONTRACTOR                                                FACILITY CODE                 |  10. SECURITY CLASS                |
|  NAME AND ADDRESS                      CODE 47358                                           |            U                       |
|                                                                                             |____________________________________|
|                                                                  IF "9" FOR                 |                                    |
|                                                                  MULTIPLE                   |  11. DISCOUNT FOR PROMPT PAYMENT   |
|                                                                  FACILITIES                 |                        NET DAYS    |
|                                                                  SEE SECT "K"               |  1                                 |
|  ViaSat, Incorporated                                                                       |  ST           %      DAYS          |
|  2290 Cosmos Court                                                                          |                                    |
|  Carlsbad, CA 92009-1585                                                                    |  2                        OTHER    |
|                                                                                             |  ND           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  3                                 |
|                                                                                             |  RD           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  ________________________________  |
|                                                                                             |                                    |
|                                                                                             |   12. PURCHASE OFFICE POINT OF     |
|                                                                                             |   CONTACT  HCF/H47/HCF             |
|_____________________________________________________________________________________________|____________________________________|
|                                                                                                                                  |
|  13. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITAITONS                                                                      |
|   _____                                                                           _____                  _____                   |
|  |     |  The above numbered solicitation is amended as set forth in block 17.   |     |  is extended   |     |  is not extended |
|  |_____|  The hour and date specified for receipt of Offers                      |_____|                |_____|                  |
|                                                                                                                                  |
|  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation, or as amended by    |
|  one of the following methods                                                                                                    |
|                                                                                                                                  |
|  (a) By signing and returning _______ copies of this amendment, (b) By acknowledging receipt of this amendment on each copy of   |
|  the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.|
|  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN          |
|  REJECTION OF YOUR OFFER if by virtue of this amendment you desire to change an offer already submitted, such change may be made |
|  by telegram or letter provided such telegram or letter makes reference to the solicitation and this amendment, and is received  |
|  prior to the opening hour and date specified.                                                                                   |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  14. THIS BLOCK APPLIED ONLY TO MODIFICATION OF CONTRACTS                                                                        |
|   _____                                                                                                                          |
|  |     |  THIS CHANGE IS ISSUED PURSUANT TO ___________________________________                                                  |
|  |_____|  THE CHANGES SET FORTH HEREIN ARE MADE TO THE ABOVE NUMBERED CONTRACT/ORDER                                             |
|   _____                                                                                                                          |
|  |     |  THE ABOVE NUMBERED CONTRACT IS MODIFIED TO REFLECT THE ADMINISTATIVE CHANGES (SUCH AS CHANGES                          |
|  |_____|  IN PAYING OFFICE, APPROPRIATION DATA, ETC.) SET FORTH HEREIN.                                                          |
|   _____                                                                          FAR 52.232-22 "LIMITATION OF FUNDS" and the     |
|  |  X  |  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY      --------------------------------------------    |
|  |_____|                                                                         "CHANGES CLAUSE"                                |
|   _____                                                                                                                          |
|  |     |  THIS MODIFICATION IS ISSUED PURSUANT TO _____________________________                                                  |
|  |_____|                                                                                                                         |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  15. CONTRACT ADMINISTRATION DATA                                                                                                |
|                                                                                                                                  |
|  A. KIND  B. MOD ASST     C. DATE OF SIGNATURE  D. CHANGE IN CONTRACT AMOUNT  E. LOSING PO/CAO  F. GAINING PO/CAG  G. SVC/AGENCY |
|  OF MOD   RECIPIENT ADP PT   MODIFICATION          INCREASE (+) DECREASE (-)     ON TRANSFER       ON TRANSFER        USE        |
|  C                                                    $271,593.00 +                                                              |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  16. ENTER ANY APPLICABLE CHANGES                                                                                                |
|  A. PAY  B. EFFECTIVE DA  C. CONTRACT      D. TYPE   E. SURV  F. SPL CONTR  G. PAYING OFC  H. DATE SIGNED  I. SECURITY (1)CLASS  |
|  CODE    OF AWARD         (1)TYPE (2)KIND  CONTR     CRIT     PROVISIONS    CODE                           (2) DATE OF DD 254    |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  17. REMARKS (Except as provided herein, all items and conditions of the contract, as heretofore changed, remain unchanged and   |
|  in full force and effect).                                                                                                      |
|                                                                                                                                  |
|  The purpose of this Supplemental Agreement is to increase fundung for the estimated cost only on CLINs 0012AA and 0013AA.       |
|  (SEE ATTACHED)                                                                                                                  |
|__________________________________________________________________________________________________________________________________|
|        _____                                           _____                                                                     |
|  18.  |     |   CONTRACTOR/OFFEROR IS NOT REQUIRED    |  X  |   CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN  |
|       |_____|    TO SIGN THIS DOCUMENT                |_____|           1   COPIES TO ISSUING OFFICE.                            |
|__________________________________________________________________________________________________________________________________|
|                                                                 |                                                                |
|  19. CONTRACTOR/OFFEROR(Signature of person authorized to sign) | 22. UNITED STATES OF AMERICA(Signature of Contracting Officer) |
|                                                                 |                                                                |
|  BY    /S/ WILLIAM H. JENSEN                                    | BY    /S/ JOSEPH A. ZIMMERMAN                                  |
|_________________________________________________________________|________________________________________________________________|
|                                               |                 |                                     |                          |
|  20. NAME AND TITLE OF SIGNER                 | 21. DATE SIGNED | 23. NAME OF CONTRACTING OFFICER     |     24. DATE SIGNED      |
|      (Type or print)                          |      8 NOV 95   |     (Type or print)                 |         95 Nov 9         |
|      William H. Jensen                        |                 |     JOSEPH A. ZIMMERMAN             |                          |
|      Manager of Contracts                     |                 |                                     |                          |
|_______________________________________________|_________________|_____________________________________|__________________________|

 AFMC FORM 702 (COMPUTER GENERATED)

This Supplemental Agreement A) increases the funding, for the ESTIMATED COST ONLY, on CLINs 0012AA and 0013AA so that the contractor may complete the effort that is required on these CLINs. There will be NO INCREASE IN THE FIXED FEE on these CLINs.

         1. SECTION A - AWARD/CONTRACT: AFSC Form 701, Block 22 is changed as follows:

            FROM:  $4,793,751.00 (P00010)
            BY:    $  271,593.00 (P00011 this action)
                   -------------
            TO:    $5,065,344.00 (P00011)

         2. SECTION B - SUPPLIES/SERVICES:

            a. "DELETE and REPLACE PARAGRAPH a. in its ENTIRETY with the following:

               1.  FIRM FIXED PRICE:  FROM:  $1,585,022.00  (P00004)
                                      BY:    $  637,481.00  (P00010 this action)
                                             -------------
                                      TO:    $2,222,503.00  (P00010)

               2. COST PLUS FIXED FEE:
                    EST COST          FROM:  $2,251,402.00  (P00010)
                                      BY:    $  271,593.00  (P00011 this action)
                                             -------------
                                      TO:    $2,522,995.00  (P00011)

               3. TIME & MATERIALS:
                    LABOR CEILING     FROM:  $176,542.00   (P00004)
                                      BY:    $107,976.00   (P00010 this action)
                                             -----------
                                      TO:    $284,518.00   (P00010)

                    ODC CEILING       FROM:  $  6,696.00   (P00004)
                                      BY:    $ 28,632.00   (P00010 this action)
                                             -----------
                                      TO:    $ 35,328.00   (P00010)

                    TOTAL CEILING     FROM:  $183,238.00   (P00004)
                                      BY:    $136,608.00   (P00010 this action)
                                             -----------
                                      TO:    $319,846.00   (P00010)"

            b. "THE FOLLOWING SubCLINs are deleted in their entirety and replaced with the following:

                SUBCLINS 0012AA and 0013AA in accordance with PAGE 4 herein."

         3. SECTION C - DESCRIPTIONS/SPECIFICATIONS:

            NO CHANGE

         4. SECTION D - PACKAGING AND MARKING:

            NO CHANGE

         5. SECTION E - INSPECTION AND ACCEPTANCE:

            NO CHANGE

                                        F19628-91-C-0151/P00011

         6. SECTION F - DELIVER    OR PERFORMANCE:

             "REPLACE the following SUBCLIN 0012AA in its entirety to paragraph B in accordance with PAGE 5 herein."

         7. SECTION G - ACCOUNTING DATA:

             SECTION G is CHANGED in accordance with PAGE 6 herein.

         8. SECTION H - SPECIAL CONTRACT REQUIREMENTS:

             5352.232-9502      LIMITATION OF FUNDS (DEC 1984)

             DELETE PARAGRAPH (a) AND (b) IN THEIR ENTIRETY AND REPLACE WITH THE
             FOLLOWING:

             "(a) THE SUM ALLOTTED TO THIS CONTRACT AND AVAILABLE FOR PAYMENT OF COSTS UNDER CLINS 0011, 0012 AND 0013 THRU COMPLETION IN ACCORDANCE WITH THE CLAUSE IN SECTION I ENTITLED "LIMITATION OF FUNDS" IS $854,665.00.

              (b) IN ADDITION TO THE AMOUNT ALLOTTED UNDER THE LIMITATION OF FUNDS CLAUSE, THE ADDITIONAL AMOUNT OF $46,645.00 IS OBLIGATED FOR PAYMENT OF FEE FOR WORK COMPLETED UNDER CLINS 0011, 0012 AND 0013.

        9. SECTION I - CONTRACT CLAUSES:

           NO CHANGE

       10. SECTION J - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS:

           NO CHANGE

RELEASE OF CLAIMS: This Supplemental Agreement constitutes full, complete and final settlement of any and all rights to any equitable adjustment under the "Changes" clause or any other provision of this contract arising out of or relating to the modifications contained herein.


                                        F19628-91-C-0151/P00011
                                                                     Page 3 of 6

70B - PART I, SECTION B OF THE SCHEDULE


                                                                    Quantity        Unit Price
Item No             Supplies/Services                               Purch Unit   Total Item Amount
-------             -----------------                               ------------------------------
0012AA    SubCLIN Change                    sec class: U                1              $681,028.00
                                                                        LO             $209,603.00+
          noun: MIL-STD 188-182 Certification,
          Test Planning and Procedures.
          acrn: XB
          pr/mipr data: FY7620-95-MCX-320
          type contract: U

          descriptive data:
          Contractor shall develop plans and procedures for MIL-STD-188-182 DAMA Certification IAW
          Statement of Work (SOW) dated 31 Aug 1994,
          Paragraphs 3.2.6.1, 3.2.6.2, 3.2.6.2.1,
          3.2.6.2.2, and 3.2.6.2.3 at an Estimated Cost of $646,108.00 and Fixed Fee of $34,920.00.

0013AA    SubCLIN Change                     sec class: U               1              $199,034.00
                                                                        LO             $ 61,990.00+
          noun: MIL-STD 188-182 Certification.  Conduct
                Tests and Submit Test Reports.
          acrn: AE     nsn: N
          site codes:  cqa: D acp: D fob: D
          pr/mipr data: FY7620-95-MCX-320
          type contract: U

          descriptive data:
          Contractor shall conduct MIL-STD 188-182
          Certification Testing and prepare Certification
          Test Report IAW Statement of Work (SOW) dated 31
          August 1994, Paragraph 3.2.6.1, 3.2.6.2,
          3.2.6.2.4 and 3.2.6.2.5 at an Estimated Cost of
          $188,883.00 and a Fixed Fee of $10,151.00.
                                                                F19628-91-C-0151/P00011

 __________________________________________________________________________________________________________________________________
|                                                                                                             |                    |
|                                                                                                             | 1.                 |
|        AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                   |   PAGE 1 OF 8      |
|_____________________________________________________________________________________________________________|____________________|
|                                  |             |                       |                                    |                    |
|  2. PROC INSTRUMENT ID NO (PIIN) |  3. SPIIN   |   4. EFFECTIVE DATE   |   5. REQUISITION/PURCHASE REQUEST  |  6. BDC/DMS RATING |
|                                  |             |                       |   PROJECT NO.                      |                    |
|  F19628-91-C-0151                |  P00013     |   MAILING DATE        |                                    |      D0-A7         |
|__________________________________|_____________|_______________________|____________________________________|____________________|
|                                                           |                                                                      |
|  7. ISSUED BY                                             |   8. ADMINISTERED BY (IF OTHER THAN BLOCK 7)                         |
|                                        CODE FA8709        |                                                       CODE S0514A    |
|  Electronic Systems Center, MCK                           |   DCMAO, SAN DIEGO                                                   |
|  Air Force Materiel Command, USAF                         |   7675 Daggett Street, Suite 200                                     |
|  Hanscom AFB, MA 01731-1620                               |   San Diego, CA 92111-2241                                           |
|                                                           |                                                                      |
|                                                           |                                                                      |
|  Buyer:   Priscilla A. Busa, ESC/MCK                      |                                                                      |
|           (617) 271-6370                                  |                                                                      |
|___________________________________________________________|______________________________________________________________________|
|                                                                                             |                                    |
|  9. CONTRACTOR                                                FACILITY CODE                 |  10. SECURITY CLASS                |
|  NAME AND ADDRESS                      CODE 47358                                           |            U                       |
|                                                                                             |____________________________________|
|                                                                   IF "9" FOR                |                                    |
|                                                                   MULTIPLE                  |  11. DISCOUNT FOR PROMPT PAYMENT   |
|                                                                   FACILITIES                |                        NET DAYS    |
|                                                                   SEE SECT "K"              |  1                                 |
|  ViaSat, Incorporated                                                                       |  ST           %      DAYS          |
|  2290 Cosmos Court                                                                          |                                    |
|  Carlsbad, CA 92009-1585                                                                    |  2                        OTHER    |
|                                                                                             |  ND           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  3                                 |
|                                                                                             |  RD           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  ________________________________  |
|                                                                                             |                                    |
|                                                                                             |   12. PURCHASE OFFICE POINT OF     |
|                                                                                             |   CONTACT  HCF/H47/HCF             |
|_____________________________________________________________________________________________|____________________________________|
|                                                                                                                                  |
|  13. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITAITONS                                                                      |
|   _____                                                                           _____                  _____                   |
|  |     |  The above numbered solicitation is amended as set forth in block 17.   |     |  is extended   |     |  is not extended |
|  |_____|  The hour and date specified for receipt of Offers                      |_____|                |_____|                  |
|                                                                                                                                  |
|  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation, or as amended by    |
|  one of the following methods                                                                                                    |
|                                                                                                                                  |
|  (a) By signing and returning _______ copies of this amendment, (b) By acknowledging receipt of this amendment on each copy of   |
|  the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.|
|  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN          |
|  REJECTION OF YOUR OFFER if by virtue of this amendment you desire to change an offer already submitted, such change may be made |
|  by telegram or letter provided such telegram or letter makes reference to the solicitation and this amendment, and is received  |
|  prior to the opening hour and date specified.                                                                                   |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  14. THIS BLOCK APPLIED ONLY TO MODIFICATION OF CONTRACTS                                                                        |
|   _____                                                                                                                          |
|  |     |  THIS CHANGE IS ISSUED PURSUANT TO ___________________________________                                                  |
|  |_____|  THE CHANGES SET FORTH HEREIN ARE MADE TO THE ABOVE NUMBERED CONTRACT/ORDER                                             |
|   _____                                                                                                                          |
|  |     |  THE ABOVE NUMBERED CONTRACT IS MODIFIED TO REFLECT THE ADMINISTATIVE CHANGES (SUCH AS CHANGES                          |
|  |_____|  IN PAYING OFFICE, APPROPRIATION DATA, ETC.) SET FORTH HEREIN.                                                          |
|   _____                                                                                                                          |
|  |  X  |  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY THE "CHANGES CLAUSE" FAR 52.243-1 AND                |
|  |_____|                                                                     52.243-2                                            |
|   _____                                                                                                                          |
|  |     |  THIS MODIFICATION IS ISSUED PURSUANT TO _____________________________                                                  |
|  |_____|                                                                                                                         |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  15. CONTRACT ADMINISTRATION DATA                                                                                                |
|                                                                                                                                  |
|  A. KIND  B. MOD ABST  C. DATE OF SIGNATURE  D. CHANGE IN CONTRACT AMOUNT  E. LOSING PO/CAO  F. GAINING PO/CAG  G. SVC/AGENCY USE|
|  OF MOD   RECIPIENT       MODIFICATION       INCREASE (+) DECREASE (-)     ON TRANSFER       ON TRANSFER                         |
|           ADP PT                                                                                                                 |
|  C                                                    $69,014.00+                                                                |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  16. ENTER ANY APPLICABLE CHANGES                                                                                                |
|                                                                                                                                  |
|  A. PAY  B. EFFECTIVE DATE  C. CONTRACT    D. TYPE   E. SURV  F. SPL CONTR  G. PAYING OFC  H. DATE SIGNED  I. SECURITY (1)CLASS  |
|  CODE    OF AWARD         (1)TYPE (2)KIND  CONTR     CRIT     PROVISIONS    CODE                           (2) DATE OF DD 254    |
|                                                                                                                                  |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  17. REMARKS (Except as provided herein, all items and conditions of the contract, as heretofore changed, remain unchanged and   |
|  in full force and effect).                                                                                                      |
|                                                                                                                                  |
|  The purpose of this Supplemental Agreement is to establish and fund CLINS/SubCLINS 015AC AND 0021. (SEE ATTACHED)               |
|__________________________________________________________________________________________________________________________________|
|        _____                                           _____                                                                     |
|  18.  |     |   CONTRACTOR/OFFEROR IS NOT REQUIRED    |  X  |   CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN  |
|       |_____|    TO SIGN THIS DOCUMENT                |_____|             1 COPIES TO ISSUING OFFICE.                            |
|__________________________________________________________________________________________________________________________________|
|                                                                 |                                                                |
|  19. CONTRACTOR/OFFEROR(Signature of person authorized to sign) | 22. UNITED STATES OF AMERICA(Signature of Contracting Officer) |
|                                                                 |                                                                |
|  BY    /S/ WILLIAM H. JENSEN                                    | BY    /S/ JOSEPH A. ZIMMERMAN                                  |
|_________________________________________________________________|________________________________________________________________|
|                                               |                 |                                     |                          |
|  20. NAME AND TITLE OF SIGNER                 | 21. DATE SIGNED | 23. NAME OF CONTRACTING OFFICER     |     24. DATE SIGNED      |
|      (Type or print)                          |       3/21/96   |     (Type or print)                 |         96 Mar 26        |
|      William H. Jensen                        |                 |     JOSEPH A. ZIMMERMAN             |                          |
|      MANAGER of Contracts                     |                 |                                     |                          |
|_______________________________________________|_________________|_____________________________________|__________________________|

 AFMC FORM 702 (COMPUTER GENERATED)

This Supplemental Agreement (S/A) establishes SubCLIN 0015AC for the Updated Communication Service Improvement Study, a cost reimbursable SubCLIN and CLIN 0021, Proposal Preparation costs for the Advanced Change Study Notice a Firm-Fixed Price CLIN.

         1. SECTION A - AWARD/CONTRACT: AESC Form 701, Block 22 is changed as follows:

            FROM:  $5,065,344.00 (P00012)
            BY:    $   69,014.00 (P00013 this action)
                   -------------
            TO:    $5,134,358.00 (P00013)

         2. SECTION B - SUPPLIES/SERVICES:

            a. "DELETE AND REPLACE PARAGRAPH a. in its ENTIRETY with the following:

              1. FIRM FIXED PRICE:   FROM:  $2,222,503.00   (P00012)
                                     BY:    $   61,850.00   (P00013 this action)
                                            -------------
                                     TO:    $2,284,353.00   (P00013)

              2. COST PLUS FIXED FEE:
                   EST COST          FROM:  $2,522,995.00   (P00012)
                                     BY:    $    N/C        (P00013 this action)
                                            -------------
                                     TO:    $2,522,995.00   (P00013)

              3. TIME MATERIALS:
                   LABOR CEILING     FROM:  $  291,162.32   (P00012)
                                     BY:    $    N/C        (P00013 this action)
                                            -------------
                                     TO:    $  291,152.32   (P00013)

                   ODC CEILING       FROM:  $   28,683.68   (P00012)
                                     BY:    $       N/C     (P00013 this action)
                                            -------------
                                     TO:    $   28,683.68   (P00013)

                   TOTAL CEILING     FROM:  $  319,846.00   (P00012)
                                     BY:    $      N/C      (P00013 this action)
                                            -------------
                                     TO:    $  319,846.00   (P00013)

               4. COST REIMBURSABLE:
                              ESTABLISHED  $     7,164.00  (P00013)"

              b. "THE following CLIN/SUBCLIN are added to the contract:

                 CLIN/SUBCLIN 0015AC AND 0021 in accordance with Page 6 herein."

                                                        F19628-91-C-0151/P00013

 __________________________________________________________________________________________________________________________________
|                                                                                                             |   1.               |
|        AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                   |   PAGE 1 OF 3      |
|_____________________________________________________________________________________________________________|____________________|
|                                  |             |                       |                                    |                    |
|  2. PROC INSTRUMENT ID NO (PIIN) |  3. SPIIN   |   4. EFFECTIVE DATE   |   5. REQUISITION/PURCHASE REQUEST  |  6. BDC/DMS RATING |
|                                  |             |                       |   PROJECT NO.                      |                    |
|  F19628-91-C-0151                |  P00015     |   MAILING DATE        |                                    |                    |
|__________________________________|_____________|_______________________|____________________________________|____________________|
|                                                           |                                                                      |
|  7. ISSUED BY                                             |   8. ADMINISTERED BY (IF OTHER THAN BLOCK 7)                         |
|                                        CODE FA8709        |                                                       CODE S0514A    |
|  ELECTRONIC SYSTEMS CENTER,MCK                            |   DCMAO, SAN DIEGO                                                   |
|  AIR FORCE MATERIEL COMMAND, USAF                         |   7675 Daggett Street, Suite 200                                     |
|  50 GRIFFISS STREET, BLDG MITRE D                         |   San Diego, CA 92111-2241                                           |
|  HANSCOM AFB, MA 01731-1620                               |                                                                      |
|                                                           |                                                                      |
|  BUYER:   LT NICK CAPOTOSTO ESC/MCK                       |                                                                      |
|           (617) 271-6272                                  |                                                                      |
|___________________________________________________________|______________________________________________________________________|
|                                                                                             |                                    |
|  9. CONTRACTOR                                                FACILITY CODE                 |  10. SECURITY CLASS                |
|  NAME AND ADDRESS                      CODE 47358                                           |            U                       |
|                                                                                             |____________________________________|
|                                                                                             |                                    |
|                                                                                             |  11. DISCOUNT FOR PROMPT PAYMENT   |
|                                                                                             |                        NET DAYS    |
|                                                               IF "9" FOR                    |  1                                 |
|  ViaSat, Incorporated                                         MULTIPLE                      |  ST           %      DAYS          |
|  2290 Cosmos Court                                            FACILITIES                    |                                    |
|  Carlsbad, CA 92009-1585                                      SEE SECT "K"                  |  2                        OTHER    |
|                                                                                             |  ND           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  3                                 |
|                                                                                             |  RD           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  ________________________________  |
|                                                                                             |                                    |
|                                                                                             |   12. PURCHASE OFFICE POINT OF     |
|                                                                                             |   CONTACT  HAZ/H47/HAZ             |
|_____________________________________________________________________________________________|____________________________________|
|                                                                                                                                  |
|  13. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITAITONS                                                                      |
|   _____                                                                           _____                  _____                   |
|  |     |  The above numbered solicitation is amended as set forth in block 17.   |     |  is extended   |     |  is not extended |
|  |_____|  The hour and date specified for receipt of Offers                      |_____|                |_____|                  |
|                                                                                                                                  |
|  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation, or as amended by    |
|  one of the following methods                                                                                                    |
|                                                                                                                                  |
|  (a) By signing and returning _______ copies of this amendment, (b) By acknowledging receipt of this amendment on each copy of   |
|  the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.|
|  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN          |
|  REJECTION OF YOUR OFFER if by virtue of this amendment you desire to change an offer already submitted, such change may be made |
|  by telegram or letter provided such telegram or letter makes reference to the solicitation and this amendment, and is received  |
|  prior to the opening hour and date specified.                                                                                   |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  14. THIS BLOCK APPLIED ONLY TO MODIFICATION OF CONTRACTS                                                                        |
|   _____                                                                                                                          |
|  |     |  THIS CHANGE IS ISSUED PURSUANT TO ___________________________________                                                  |
|  |_____|  THE CHANGES SET FORTH HEREIN ARE MADE TO THE ABOVE NUMBERED CONTRACT/ORDER                                             |
|   _____                                                                                                                          |
|  |     |  THE ABOVE NUMBERED CONTRACT IS MODIFIED TO REFLECT THE ADMINISTATIVE CHANGES (SUCH AS CHANGES                          |
|  |_____|  IN PAYING OFFICE, APPROPRIATION DATA, ETC.) SET FORTH HEREIN.                                                          |
|   _____                                                                                                                          |
|  |  X  |  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY THE "CHANGES CLAUSE" FAR 52.243-2 AND 52.232-20      |
|  |_____|                                                                                                                         |
|   _____                                                                                                                          |
|  |     |  THIS MODIFICATION IS ISSUED PURSUANT TO _____________________________                                                  |
|  |_____|                                                                                                                         |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  15. CONTRACT ADMINISTRATION DATA                                                                                                |
|                                                                                                                                  |
|  A. KIND  B. MOD ASST     C. DATE OF SIGNATURE  D. CHANGE IN CONTRACT AMOUNT  E. LOSING PO/CAO  F. GAINING PO/CAG  G. SVC/AGENCY |
|  OF MOD   RECIPIENT ADP PT   MODIFICATION          INCREASE (+) DECREASE (-)     ON TRANSFER       ON TRANSFER        USE        |
|  C                                                    105,000.00+                                                                |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  16. ENTER ANY APPLICABLE DATA                                                                                                   |
|                                                                                                                                  |
|  A. PAY  B. EFFECTIVE     C. CONTRACT      D. TYPE   E. SURV  F. SPL CONTR  G. PAYING OFC  H. DATE SIGNED  I. SECURITY (1)CLASS  |
|  CODE    DATE OF AWARD    (1)TYPE (2)KIND  CONTR     CRIT     PROVISIONS    CODE                           (2) DATE OF DD 254    |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  17. REMARKS (Except as provided herein, all items and conditions of the contract, as heretofore changed, remain unchanged and   |
|  in full force and effect).                                                                                                      |
|                                                                                                                                  |
|  This modification adds SubOLIN 001BAC to Contract Number F19628-91-C-0151. This SubCLIN encompasses cost overruns for the       |
|  airborne modem and control indicator test and development work to be completed under SubCLIN 001BAA. The value of this          |
|  SubCLIN is $105,000.00.                                                                                                         |
|__________________________________________________________________________________________________________________________________|
|        _____                                           _____                                                                     |
|  18.  |     |   CONTRACTOR/OFFEROR IS NOT REQUIRED    |  X  |   CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN  |
|       |_____|    TO SIGN THIS DOCUMENT                |_____|               COPIES TO ISSUING OFFICE.                            |
|__________________________________________________________________________________________________________________________________|
|                                                                 |                                                                |
|  19. CONTRACTOR/OFFEROR(Signature of person authorized to sign) | 22. UNITED STATES OF AMERICA(Signature of Contracting Officer) |
|                                                                 |                                                                |
|  BY    /S/ WILLIAM H. JENSEN                                    | BY    /S/ JOSEPH A. ZIMMERMAN                                  |
|_________________________________________________________________|________________________________________________________________|
|                                               |                 |                                     |                          |
|  20. NAME AND TITLE OF SIGNER                 | 21. DATE SIGNED | 23. NAME OF CONTRACTING OFFICER     |     24. DATE SIGNED      |
|      (Type or print)                          |       6/20/96   |     (Type or print)                 |         96 Jun 21        |
|      William H. Jensen                        |                 |     JOSEPH A> ZIMMERMAN             |                          |
|      Manager of Contracts                     |                 |                                     |                          |
|_______________________________________________|_________________|_____________________________________|__________________________|

 AFMC FORM 702 (COMPUTER GENERATED)

A. The purpose of this supplemental agreement is to implement changes to contract F19628-91-C-0151 as indicated. SubCLIN 0019AC has been added to encompass cost overruns for the airborne modem and control indicator test and development work to be completed under SubCLIN 0019AA. This SubCLIN was established at a value of $105,000.00.

B. The following changes are made to individual sections of this contract:

         1. SECTION A - SOLICITATION/CONTRACT FORM:

            AFSC Form 701, Block 22 is changed as follows:

            FROM:   $5,134,358.00 (P00013)
            BY:     $  105,000.00 (P00015)
                    ---------------------
            TO:     $5,239,358.00 (P00015)

         2. SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS:

               SubCLIN 0019AC -- This SubCLIN was added to encompass cost overruns for the airborne modem and control indicator test and development work to be completed under SubCLIN 0019AA. The SubCLIN was established at a value of $105,000.00. This money shall be applied to complete the tasks shown below:

               Job Number                       Item
               -----------                      -----

               a.   605946                      CI Presets
               b.   605946                      Low-level Software
               c.   605949                      Dry Runs
               d.   605949                      Miscellaneous Tests
               e.   605947                      Environmental Tests

               Any remaining/unused funds shall be used in support of this same SubCLIN 0019AA at the discretion of the VisSat Program manager.

               These changes are reflected in the attached AMIS forms, [ATTACHMENT 1 TO THIS MODIFICATION].

         3. SECTION C - DESCRIPTIONS/SPECIFICATIONS:

               Section C, Paragraph 3(b) ADD:

               Line Item 0019AC -- In accordance with Statement of Work, Revision 2, dated 22 June 1995 and Spec No ESC-ABN-MOD-FS001B dated 30 June 1995.

         4. SECTION D - PACKAGING AND MARKING:
                No Change


                                                         F19628-91-C-0151/P00015

         5. SECTION E - INSPECTIONS AND ACCEPTANCE:

               Section E, Paragraph B ADD:

               SubCLIN 0019AC -- Inspection and Acceptance following Government approval of all Data delivered under SubCLIN 0019AB, as evidenced by and executed DD Form 250.

         6. SECTION F - DELIVERIES OR PERFORMANCE:

               SubCLIN 0019AC -- Deliver in accordance and concurrent with SubCLIN 0019AA.

               These changes are reflected in the attached AMIS forms, [ATTACHMENT 1 TO THIS MODIFICATION].

         7. SECTION G - CONTRACT ADMINISTRATIVE DATA:

               Section G, ACRN AF -- ADD SubCLIN 0019AC funding to read as follows:

                          FROM: $  7,164.00 (P00013)
                            BY: $105,000.00 (P00015)
                                -------------------
                            TO: $112,164.00 (P00015)

               The new Obligated Amount under ACRN AF is $ 112,164.00.

               These changes are reflected in the attached AMIS forms, [ATTACHMENT 1 TO THIS MODIFICATION].

         8. SECTION H - SPECIAL CONTRACT REQUIREMENTS:

               No Change

         9. SECTION I - GENERAL PROVISIONS:

               To the following FAR Clauses ADD: "Applicable to CLIN 0019."

        10. SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS:

               No Change

C. Release of Claims

This Supplemental Agreement, P00015, constitutes full, complete, and final settlement of the Contractor's right to equitable adjustment to the "Changes" clause or any other provision of this contract arising out of or relating to the modification described herein. This release does not preclude any claim by either party for any future action, inaction, or omission, by either party, related to work under this contract.


                                                         F19628-91-C-0151/P00015

 __________________________________________________________________________________________________________________________________
|                                                                                                            |                     |
|                                                                                                            |  1.                 |
|        AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  |    PAGE 1 OF 3      |
|____________________________________________________________________________________________________________|_____________________|
|                                  |             |                              |                            |                     |
|  2. PROC INSTRUMENT ID NO (PIIN) |  3. SPIIN   | 4. EFFECTIVE DATE            | 5. REQUISITION/PURCHASE    |   6. BDC/DMS RATING |
|                                  |             |                              | REQUEST PROJECT NO.        |                     |
|  F19628-91-C-0151                |  P00016     |  MAILING DATE JUL 30, 1996   |                            |                     |
|__________________________________|_____________|______________________________|____________________________|_____________________|
|                                                           |                                                                      |
|  7. ISSUED BY                                             |   8. ADMINISTERED BY (IF OTHER THAN BLOCK 7)                         |
|                                        CODE FA8709        |                                                       CODE S0514A    |
|  ELECTRONIC SYSTEMS CENTER, MCK                           |   DCMC, SAN DIEGO                                                    |
|  AIR FORCE MATERIEL COMMAND, USAF                         |   7675 Daggett Street, Suite 200                                     |
|  50 GRIFFISS STREET, BLDG MITRE D                         |   San Diego, CA 92111-2241                                           |
|  HANSCOM AFB, MA 01731-1620                               |                                                                      |
|                                                           |                                                                      |
|                                                           |                                                                      |
|                                                           |                                                                      |
|  Buyer:   PRISCILLA A. BUSA, ESC/MCK                      |                                                                      |
|           (617) 271-6370                                  |                                                                      |
|___________________________________________________________|______________________________________________________________________|
|                                                                                             |                                    |
|  9. CONTRACTOR                                                FACILITY CODE                 |  10. SECURITY CLASS                |
|  NAME AND ADDRESS                      CODE 47358                                           |            U                       |
|                                                                                             |____________________________________|
|                                                                                             |                                    |
|                                                                                             |  11. DISCOUNT FOR PROMPT PAYMENT   |
|                                                                       IF "9" FOR            |                        NET DAYS    |
|                                                                       MULTIPLE              |  1                                 |
|  VIASAT, INCORPORATED                                                 FACILITIES            |  ST           %      DAYS          |
|  2290 COSMOS COURT                                                    SEE SECT "K"          |                                    |
|  CARLSBAD, CA 92009-1585                                                                    |  2                        OTHER    |
|                                                                                             |  ND           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  3                                 |
|                                                                                             |  RD           %      DAYS          |
|                                                                                             |                                    |
|                                                                                             |  ________________________________  |
|                                                                                             |                                    |
|                                                                                             |   12. PURCHASE OFFICE POINT OF     |
|                                                                                             |   CONTACT  HCF/H47/HCF             |
|_____________________________________________________________________________________________|____________________________________|
|                                                                                                                                  |
|  13. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITAITONS                                                                      |
|   _____                                                                           _____                  _____                   |
|  |     |  The above numbered solicitation is amended as set forth in block 17.   |     |  is extended   |     |  is not extended |
|  |_____|  The hour and date specified for receipt of Offers                      |_____|                |_____|                  |
|                                                                                                                                  |
|  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation, or as amended by    |
|  one of the following methods                                                                                                    |
|                                                                                                                                  |
|  (a) By signing and returning _______ copies of this amendment, (b) By acknowledging receipt of this amendment on each copy of   |
|  the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.|
|  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN          |
|  REJECTION OF YOUR OFFER if by virtue of this amendment you desire to change an offer already submitted, such change may be made |
|  by telegram or letter provided such telegram or letter makes reference to the solicitation and this amendment, and is received  |
|  prior to the opening hour and date specified.                                                                                   |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  14. THIS BLOCK APPLIED ONLY TO MODIFICATION OF CONTRACTS                                                                        |
|   _____                                                                                                                          |
|  |     |  THIS CHANGE IS ISSUED PURSUANT TO ___________________________________                                                  |
|  |_____|  THE CHANGES SET FORTH HEREIN ARE MADE TO THE ABOVE NUMBERED CONTRACT/ORDER                                             |
|   _____                                                                                                                          |
|  |     |  THE ABOVE NUMBERED CONTRACT IS MODIFIED TO REFLECT THE ADMINISTATIVE CHANGES (SUCH AS CHANGES                          |
|  |_____|  IN PAYING OFFICE, APPROPRIATION DATA, ETC.) SET FORTH HEREIN.                                                          |
|   _____                                                                                                                          |
|  |  X  |  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY  FAR 52.232-22 "LIMITATION OF FUNDS"                 |
|  |_____|                                                                       AND THE "CHANGES CLAUSE"                          |
|   _____                                                                                                                          |
|  |     |  THIS MODIFICATION IS ISSUED PURSUANT TO _____________________________                                                  |
|  |_____|                                                                                                                         |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  15. CONTRACT ADMINISTRATION DATA                                                                                                |
|                                                                                                                                  |
|  A. KIND  B. MOD ASST  C. DATE OF SIGNATURE  D. CHANGE IN CONTRACT AMOUNT  E. LOSING PO/CAO F. GAINING PO/CAG  G. SVC/AGENCY USE |
|  OF MOD   RECIPIENT       MODIFICATION       INCREASE (+) DECREASE (-)     ON TRANSFER      ON TRANSFER                          |
|  C        ADP PT                                                                                                                 |
|                                                       $418,655.00+                                                               |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  16. ENTER ANY APPLICABLE CHANGES                                                                                                |
|                                                                                                                                  |
|  A. PAY  B. EFFECTIVE DA  C. CONTRACT      D. TYPE   E. SURV  F. SPL CONTR  G. PAYING OFC  H. DATE SIGNED  I. SECURITY (1)CLASS  |
|  CODE    OF AWARD         (1)TYPE (2)KIND  CONTR     CRIT     PROVISIONS    CODE                           (2) DATE OF DD 254    |
|                                                                                                                                  |
|__________________________________________________________________________________________________________________________________|
|                                                                                                                                  |
|  17. REMARKS (Except as provided herein, all items and conditions of the contract, as heretofore changed, remain unchanged and   |
|  in full force and effect).                                                                                                      |
|                                                                                                                                  |
|  The purpose of this Supplemental Agreement is to increase funding for the estimated cost only on CLINs 0012AA, 0013AA, 0015AD   |
|  and 0019AC. (SEE ATTACHED)                                                                                                      |
|__________________________________________________________________________________________________________________________________|
|        _____                                           _____                                                                     |
|  18.  |     |   CONTRACTOR/OFFEROR IS NOT REQUIRED    |  X  |   CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN  |
|       |_____|    TO SIGN THIS DOCUMENT                |_____|               COPIES TO ISSUING OFFICE.                            |
|__________________________________________________________________________________________________________________________________|
|                                                                 |                                                                |
|  19. CONTRACTOR/OFFEROR(Signature of person authorized to sign) | 22. UNITED STATES OF AMERICA(Signature of Contracting Officer) |
|                                                                 |                                                                |
|  BY    /S/ WILLIAM H. JENSEN                                    | BY    /S/ JOSEPH A. ZIMMERMAN                                  |
|_________________________________________________________________|________________________________________________________________|
|                                               |                 |                                     |                          |
|  20. NAME AND TITLE OF SIGNER                 | 21. DATE SIGNED | 23. NAME OF CONTRACTING OFFICER     |     24. DATE SIGNED      |
|      (Type or print)                          |      25 Jul 96  |     (Type or print)                 |         96 Jul 26        |
|      William H. Jensen                        |                 |     JOSEPH A. ZIMMERMAN             |                          |
|      Manager of Contracts                     |                 |                                     |                          |
|_______________________________________________|_________________|_____________________________________|__________________________|

 AFMC FORM 702 (COMPUTER GENERATED)

A. The purpose of this Supplemental Agreement is to implement changes to contract F19628-91-C-0151. Estimated costs of SubCLINs 0012AA, 0013AA,and 0019AC have been increased to cover their overruns. SubCLIN 0015AD has also been added to encompass the cost overrun associated with SubCLIN .AA.

B.    The following changes are made to individual sections of the contract:

      1. SECTION A - AWARD/CONTRACT: AFSC Form 701, Block 22 is changed as follows:

         "FROM:   $5,559,194.00 (P00015)
            BY:   $  418,655.00 (P00016)
                  -------------
            TO:   $5,977,849.00 (P00016)"

      2. SECTION B - SUPPLIES/SERVICES:

      a. "DELETE AND REPLACE PARAGRAPH a. IN ITS ENTIRETY with the following:

          (1) Firm Fixed Price:        FROM:   $2,284,353.00  (P00013)
                                         BY:   $     N/C      (P00016)
                                               -------------
                                         TO:   $2,284,353.00  (P00016)

          (2) Cost Plus Fixed Fee:     FROM:   $2,522,995.00  (P00013)
              Estimated Cost             BY:   $  105,000.00  (P00015)
                                         BY:   $  418,655.00  (P00016)
                                               -------------
                                         TO:   $3,046,650.00  (P00016)

          (3) Time Materials:
                  Labor Ceilings       FROM:   $  291,152.32  (P00013)
                                         BY:   $     N/C      (P00016)
                                               -------------
                                         TO:   $  291,152.32  (P00016)

                  ODC Ceilings         FROM:   $   28,683.68  (P00013)
                                         BY:   $     N/C      (P00016)
                                               -------------
                                         TO:   $   28,683.68  (P00016)

                  Total Ceiling        FROM:   $  319,846.00  (P00013)
                                         BY:   $     N/C      (P00016)
                                               -------------
                                         TO:   $  319,846.00  (P00016)

          (4) Cost Reimbursable:       FROM:   $    7,164.00  (P00013)
                                         BY:   $     N/C      (P00016)
                                               -------------
                                         TO:   $    7,164.O0  (P00016)"

      b. (1) "UPDATE SUBCLINS 0012AA, 0013AA AND 0019AC IN ACCORDANCE WITH PAGES 4 AND 5 HEREIN.

          (2) Add SubCLIN 0015AD in accordance with PAGE 4 herein."

      3. SECTION C - DESCRIPTION/SPECIFICATIONS:

         "Add the following Line item to Paragraph 1:

               CLIN                                  DESCRIPTION
               ----                                  -----------

          LINE ITEM 0015AD          In accordance with Statement of Work (Sow),
                                    Rev 4 dated 30 October 1995, Paragraph
                                    3.2.8."


                                                         F19628-91-C-0151/P00016
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